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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THQ INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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29903 Agoura Road Agoura Hills, California 91301

JULY 1, 2008

Dear Fellow Stockholder:

        On behalf of your Board of Directors, I would like to extend a personal invitation for you to attend THQ's 2008 Annual Meeting of Stockholders on Thursday, July 31, 2008 at 9:00 a.m., Pacific Daylight Time. The Annual Meeting will be held at The Hyatt Westlake Plaza, Playa del Sol Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361.

        At this year's Annual Meeting, you will be asked to:

    •
    Elect seven directors to the Board of Directors;

    •
    Approve an amendment to the THQ Inc. 2006 Long-Term Incentive Plan to increase the number of shares that will be available for issuance by 5.5 million shares;

    •
    Approve an amendment to the THQ Inc. Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance by 500,000;

    •
    Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2009; and

    •
    Conduct any other business properly brought before the meeting.

        Information regarding these matters is set forth in the accompanying Notice of 2008 Annual Meeting of Stockholders and Proxy Statement, to which you are urged to give your prompt attention.

        I know that it is not practical for most stockholders to attend the Annual Meeting in person. Whether or not you are able to attend in person, your vote is important. In addition to using the enclosed proxy card to vote your shares, you may submit your vote via the internet or a toll-free telephone number. Instructions for using these services are provided on your proxy card. Mailing in your proxy card or voting your shares by using the telephone or the internet will not limit your right to withdraw your proxy and vote in person, should you wish to attend the meeting.

        Thank you for your ongoing support of THQ.

Very truly yours,

Brian J. Farrell Chairman of the Board of Directors, President and Chief Executive Officer

THQ Inc.
29903 Agoura Road
Agoura Hills, California 91301

Important Notice Regarding the Availability of Proxy Materials for
THQ's 2008 Annual Meeting of Stockholders to be Held on July 31, 2008

THQ's Proxy Statement and Fiscal 2008 Annual Report on Form 10-K are available at
http://investor.thq.com

To the Stockholders of THQ Inc.:

        NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of THQ Inc., a Delaware corporation (the "Company"), will be held on Thursday, July 31, 2008 at 9:00 a.m., Pacific Daylight Time, at The Hyatt Westlake Plaza, Playa del Sol Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361, for the following purposes, all as set forth in the attached Proxy Statement:

  1.
  To elect seven directors to serve on our Board of Directors until the next Annual Meeting and until their successors qualify and are duly elected;

  2.
  To approve an amendment to the THQ Inc. 2006 Long-Term Incentive Plan to increase the number of shares that will be available for issuance by 5.5 million shares;

  3.
  To approve an amendment to the THQ Inc. Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance by 500,000;

  4.
  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2009; and

  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Company does not know of any matter to be presented at the Annual Meeting other than those described in the Company's Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR
EACH OF THE NOMINEES AND FOR EACH PROPOSAL.

        The Board of Directors has fixed the close of business on June 2, 2008 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment thereof. If you held shares as of that date, you may attend the meeting.

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible using one of three convenient methods: (i) by accessing the internet site described in these voting materials or the voting instruction form provided to you; (ii) by calling the toll-free number described in these voting materials; or (iii) by signing, dating and returning your proxy card. If you choose to vote via telephone or the internet, you will have a PIN number assigned to you on the proxy card that you will use to safeguard your vote. If you sign and return your proxy and come to the meeting, your proxy may be returned to you if you wish.

By Order of the Board of Directors

Agoura Hills, California	James M. Kennedy
July 1, 2008	Secretary

TABLE OF CONTENTS

Information about the 2008 Annual Meeting of Stockholders	1
Proposal Number 1 Election of Directors	5
Security Ownership of Certain Beneficial Owners and Management	13
Executive Officers	16
Compensation Discussion and Analysis	18
Executive Compensation	29
Report of the Audit Committee	44
Proposal Number 2 Approval of an Amendment to the THQ Inc. 2006 Long-Term Incentive Plan to Increase the Number of Shares that will be Available for Issuance	45
Proposal Number 3 Approval of an Amendment to the THQ Inc. Employee Stock Purchase Plan to Increase the Number of Shares of Common Stock Reserved for Issuance	53
Proposal Number 4 Ratification of Independent Registered Public Accounting Firm	56
Stockholder Proposals for the 2009 Annual Meeting	57
Exhibit A THQ Inc. 2006 Long-Term Incentive Plan	A-1
Exhibit B THQ Inc. Employee Stock Purchase Plan	B-1

THQ Inc.
29903 Agoura Road
Agoura Hills, California 91301

PROXY STATEMENT
dated July 1, 2008
for
THQ's 2008 Annual Meeting of Stockholders
to be Held on July 31, 2008

INFORMATION ABOUT THE 2008 ANNUAL MEETING OF STOCKHOLDERS

WHY DID WE SEND YOU THIS PROXY STATEMENT?

        We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors ("Board") is soliciting your proxy to vote at our 2008 Annual Meeting of stockholders of THQ Inc. (referred to herein as "we", "us", "THQ", or the "Company"). The Proxy Statement also gives you information on the proposals to be voted upon at the Annual Meeting, as well as other information so that you can make an informed decision. You are invited to attend the Annual Meeting to vote on the proposals, but you do not need to attend in person in order to vote. You may instead follow the instructions below to vote by mail using the enclosed proxy card, or vote by using the internet or the telephone by following the instructions on your proxy card.

TIME, DATE AND PLACE OF THE ANNUAL MEETING

        Our Annual Meeting will be held at 9:00 a.m., Pacific Daylight Time, on Thursday, July 31, 2008 at The Hyatt Westlake Plaza, Playa del Sol Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361. If you have any questions regarding this Proxy Statement or the Annual Meeting, you may direct them in writing to our Secretary at our mailing address as set forth on the cover page.

WHAT AM I VOTING ON?

        At our Annual Meeting, we are asking you to:

  •
  Elect seven directors;

  •
  Approve an amendment to the THQ Inc. 2006 Long-Term Incentive Plan ("LTIP") to increase by 5.5 million shares the number of shares that will be available for issuance under the LTIP;

  •
  Approve an amendment to the THQ Inc. Employee Stock Purchase Plan ("ESPP") to increase by 500,000 the number of shares of common stock reserved for issuance under the ESPP;

  •
  Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2009; and

  •
  Conduct any other business properly brought before the meeting.

WHY ARE YOU AMENDING THE LONG-TERM INCENTIVE PLAN?

        We are proposing to amend the LTIP to increase by 5.5 million shares the number of shares available for issuance. We want to ensure that the LTIP includes enough shares for employees, officers and directors to be appropriately compensated under the LTIP going forward. We believe it is essential to be able to grant equity incentives to employees, officers and directors in order to recruit, retain and motivate key talent and to drive our performance.

        For more information regarding the proposed amendment to the LTIP, please see "Proposal Number 2 Approval of an Amendment to the THQ Inc. 2006 Long-Term Incentive Plan to Increase the Number of Shares that will be Available for Issuance" below.

WHY ARE YOU AMENDING THE EMPLOYEE STOCK PURCHASE PLAN?

        We are amending the ESPP to increase the number of shares available for issuance by an additional 500,000 shares. The ESPP enables our employees (other than executive officers) to purchase our common stock through payroll deductions and provides continuing opportunities for our employees to become stockholders. It also provides an incentive for continued employment. We estimate that the proposed increase of shares available for issuance under the ESPP will permit all current and potential future employees (other than executive officers) to fully participate in the ESPP through at least the end of February 2010.

        For more information regarding the proposed amendment to the ESPP, please see "Proposal Number 3 Approval of an Amendment to the THQ Inc. Employee Stock Purchase Plan to Increase the Number of Shares of Common Stock Reserved for Issuance" below.

WHO CAN VOTE?

        The Board has set June 2, 2008 as the record date for the Annual Meeting. You are entitled to vote if you were a stockholder of record of our common stock, as of the close of business on such date.

HOW MANY VOTES DO I HAVE?

        Each share of common stock is entitled to one vote on each of the matters presented for a vote at the Annual Meeting.

HOW MANY VOTES ARE REQUIRED TO CONDUCT THE MEETING?

        A majority of our outstanding shares of common stock as of June 2, 2008 must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. As of this date, there were 66,671,670 shares of common stock outstanding and entitled to vote. Shares representing a majority, or 33,335,836, of these votes must be present. This is called a quorum. Abstentions and shares held by a broker or other nominee holding shares for a beneficial owner that are not voted on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner (a "broker non-vote") will be counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

HOW DO I VOTE IN PERSON?

        Your shares may be voted at the Annual Meeting if you are present in person or represented by a valid proxy.

HOW DO I VOTE BY PROXY?

        If you properly fill in your proxy card and send it to us in time to vote, or if you vote by using the internet or vote by telephone as instructed on your proxy card, your "proxies" (Brian J. Farrell and Colin L. Slade) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxies will vote your shares as follows:

  •
  FOR the election of seven directors;

  •
  FOR the amendment to the THQ Inc. 2006 Long-Term Incentive Plan ("LTIP") to increase by 5.5 million shares the number of shares that will be available for issuance under the LTIP;

  •
  FOR the amendment to the THQ Inc. Employee Stock Purchase Plan ("ESPP") to increase by 500,000 the number of shares of common stock reserved for issuance under the ESPP; and

  •
  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2009.

        Even if you currently plan to attend the meeting, it is a good idea to complete and return your proxy card, or vote by using the internet or the telephone before the meeting date, just in case your plans change.

CAN I REVOKE MY PROXY?

        Yes. You may revoke your proxy by delivering written notice, or a properly executed and later dated proxy, to our Secretary at any time prior to the voting. In addition, if you attend the Annual Meeting you may vote your shares personally and revoke your proxy at that time. Attendance at the Annual Meeting will not, in itself, constitute a revocation of a previously granted proxy. If you submit a valid proxy and do not subsequently revoke it, your shares will be voted as provided on the proxy.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A "STREET NAME" HOLDER?

        If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

        If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in "street name".

HOW WILL MY SHARES BE VOTED IF THEY ARE HELD IN STREET NAME?

        If your shares are held in "street name", you should have received voting instructions with these materials from your broker or other nominee. We urge you to instruct your broker or other nominee how to vote your shares by following those instructions. If you do not give your broker or nominee instructions as to how to vote your shares, they may be voted only on matters for which the broker or nominee has discretionary authority under applicable rules. These votes, called "broker non-votes", will be counted for purposes of determining whether a quorum is present, will be counted with respect to Proposal 1 and will have no effect on Proposals 2, 3 and 4.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

        Election of Directors (Proposal 1):    In the election of directors, you may vote either "for" each nominee or "withhold" your vote for each nominee. The seven nominees receiving the highest number of "for" votes will be elected as directors.

        Approval of the Amendments to THQ Inc.'s LTIP and ESPP to Increase the Number of Shares Authorized for Issuance (Proposals 2 and 3):    You may vote "for", "against", or "abstain" from voting with respect to approval of the amendments to our LTIP and ESPP. Approval of the amendments requires the affirmative vote of a majority of the voting shares present at the meeting in person or by proxy and voting for or against these proposals. Abstentions and broker non-votes will have no effect on the outcome of these proposals.

        Ratification of Deloitte & Touche (Proposal 4):    You may vote "for", "against", or "abstain" from voting with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2009. Abstentions, although counted for purposes of determining whether a quorum is present, will not be counted for any other purpose with respect to this proposal.

        All Other Matters:    All other matters being voted upon will be approved if a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon, cast affirmative votes with respect to such matters.

        If you sign and return your proxy without voting instructions, your shares will be counted as a "for" vote in favor of each nominee and "for" each other proposal.

WHO WILL COUNT THE VOTE?

        Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will (i) determine whether a quorum exists, (ii) determine the authenticity, validity and effect of proxies, and (iii) receive and count the votes of our shares of common stock.

WILL ANYTHING ELSE BE VOTED ON AT THE ANNUAL MEETING?

        Our Board knows of no matters, other than those stated above, to be presented and considered at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

        We will announce preliminary voting results at the meeting. We will also publish the final results in a quarterly report on Form 10-Q, which we will file with the Securities and Exchange Commission. Once filed, you can request a copy of the Form 10-Q by contacting our Investor Relations department at (818) 871-5125. You can also get a copy on the internet at http://investor.thq.com/ or through the SEC's electronic data system called EDGAR at www.sec.gov.

COSTS OF SOLICITING THESE PROXIES

        We will pay the expenses of preparing, printing and mailing this Proxy Statement and the proxies. Proxies may be solicited by our officers, directors and regular employees, without extra pay, by personal interviews, telephone, mail, e-mail or other appropriate means. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will reimburse such persons for their reasonable out-of-pocket expenses. Additionally, we have engaged the services of Mackenzie Partners, Inc. to solicit proxies and to assist in the distribution of proxy materials for a fee of approximately $7,000, plus reimbursement of reasonable out-of-pocket expenses.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

        Our nominees for the election of directors at the Annual Meeting include six independent directors, as defined in the applicable rules for companies traded on The NASDAQ Global Select Market (NASDAQ), and our chief executive officer, Brian J. Farrell. Stockholders elect all directors annually. At the recommendation of the Nominating/Corporate Governance Committee, the Board has selected the nominees to serve as directors for the one-year term beginning at the Annual Meeting on July 31, 2008 or until their successors, if any, are elected or appointed.

        Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the election of each nominee named in this section. If any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board to fill the vacancy or for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

        Pursuant to THQ's Bylaws, directors shall be elected by a plurality of the votes cast in the election of the directors.

        All director nominees are currently serving on the Board. There is no family relationship between any nominee and any other nominee or executive officer of the Company. In the last fiscal year, there were no reportable business relationships between the Company and any directors or nominees.

        The Board recommends that you vote "FOR" the election of each of the following nominees:

        Brian J. Farrell (age 54) has been our President and Chief Executive Officer since January 1995 and a director since March 1993. Between October 1992 and January 1995, Mr. Farrell served as our Executive Vice President and Chief Operating Officer. From July 1991 to October 1992, Mr. Farrell served as our Vice President, Chief Financial Officer and Treasurer. From 1984 until joining us, Mr. Farrell was Vice President and Chief Financial Officer of Hotel Investors Trust, a real estate investment trust. Mr. Farrell was employed by Deloitte Haskins & Sells, a predecessor of Deloitte & Touche LLP, an international accounting firm and our current auditors, from 1978 to 1984 and is a certified public accountant.

        Lawrence Burstein (age 65) has been a director since July 1991. Since March 1996, Mr. Burstein has served as President and a director and has been a stockholder of Unity Venture Capital Associates Ltd., a private investment company. From 1986 through March 1996, Mr. Burstein was President, a director and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is a director of CAS Medical Systems, Inc., I.D. Systems, Inc., Atrinsic, Inc., American Telecom Services, Inc. and Millenium India Acquisition Corp.

        Henry T. DeNero (age 62) has been a director since June 2003. Since January 2001, Mr. DeNero has been an independent management consultant. From January 1999 to December 2000, he was Chairman and Chief Executive Officer of HomeSpace, Inc., an internet company in the real estate and mortgage services business. From July 1995 to December 1998, he was Executive Vice President of First Data Corporation, a computer services company, and was responsible for the company's commercial payment instruments group. From June 1994 to June 1995, Mr. DeNero was an independent management consultant. From April 1992 to April 1994, he was Vice Chairman and Chief Financial Officer of Dayton Hudson Corporation (now Target Corporation), a general merchandise retailer. From 1973 to 1992, he was with the management consulting firm, McKinsey & Company, first as an associate and later as a junior and then a senior partner of the firm. Mr. DeNero is also a director of Western Digital Corporation and Vignette Corporation.

        Brian P. Dougherty (age 51) has been a director since November 2002. Mr. Dougherty is the founder and Chief Executive Officer of AirSet, Inc. (formerly Airena, Inc.), a software development company. Prior to AirSet he was the Chairman and Chief Technology Officer of Wink Communications, a provider of end-to-end interactive television services to the cable and satellite industries that he founded in 1995 and sold to Liberty Media in 2002. Mr. Dougherty also founded Geoworks in 1983; over his ten year tenure as Chief Executive Officer of Geoworks, the company developed video games for consoles and PCs, productivity software and operating systems for PCs, and operating systems and applications for mobile phones. His first company, Imagic, developed games for various consoles including Atari, Intellivision, Colecovision, and Commodore 64, and was purchased by Activision in 1984. Mr. Dougherty has a BS in Electrical Engineering and Computer Science from UC Berkeley. Mr. Dougherty is a board member of AirSet, Inc.

        Jeffrey W. Griffiths (age 57) has been a director since October 2005. Since September 2006, Mr. Griffiths has served as the President and Chief Executive Officer of Lumber Liquidators, a national retailer of hardwood flooring. Mr. Griffiths was President and Chief Executive Officer of video game retailer Electronics Boutique Holdings Corp. ("EB") from 2001 through 2005 when EB merged with GameStop Corp. Mr. Griffiths' career at EB spanned more than 20 years. He served as Vice President and Senior Vice President of Merchandising, Marketing and Distribution for EB from 1987 to 1996 and from 1996 to 2001, respectively. Mr. Griffiths also served as a director of EB from 2001 to 2005 and of Game PLC, formerly Electronics Boutique PLC, from 1995 to 1997. Mr. Griffiths holds an MBA from Temple University and a BA from Albright College. He serves on the board of Trustees of Albright College and the board of directors of the Philadelphia Academies Inc. and Lumber Liquidators.

        Gary E. Rieschel (age 52) joined our Board as a director in January 2007. Mr. Rieschel has more than 25 years of operating and investing experience in the information technology industry. He is the founder of Qiming Venture Partners, a $500 million fund that invests in early stage Chinese companies. Mr. Rieschel also founded SOFTBANK Venture Capital/Mobius Venture Capital, a $2 billion fund based in the United States, which invested in more than 50 technology companies during Mr. Rieschel's tenure. Prior to his years as a venture capitalist, Mr. Rieschel held senior executive positions at Cisco Systems, Intel Corporation, Sequent Computer Systems and nCUBE.

        James L. Whims (age 53) has been a director since April 1997. Since 1996, Mr. Whims has been a Managing Director of TechFund Capital I, L.P., TechFund Capital II, L.P., and since 2001, TechFund Capital Europe, venture capital firms concentrating on high-technology enterprises. From 1994 to 1996, Mr. Whims was Executive Vice President of Sony Computer Entertainment of America. Mr. Whims is also a board member of Synaptics Inc. and numerous private company boards. Mr. Whims holds an MBA from the University of Arizona and a BA from Northwestern University.

CORPORATE GOVERNANCE

        Our Board oversees management in the long-term interests of the Company and our stockholders. The Board's responsibilities include:

  •
  Reviewing the performance of our Chief Executive Officer and other senior executives in achieving corporate goals and objectives;

  •
  Hiring and determining the compensation of the Company's Chief Executive Officer and other senior executive officers, as well as implementing the Board approved CEO succession plan;

  •
  Reviewing and approving our major financial objectives and strategic operating plans, business risks and actions; and

  •
  Overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics.

        Each member of our Board is elected annually and serves until his or her successor is elected or appointed.

Director Independence

        As required by NASDAQ's listing standards, a majority of the members of our Board must qualify as "independent," as affirmatively determined by our Board. Our Board consults with our legal counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of NASDAQ.

        Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and THQ, our executive officers and our independent registered public accounting firm, the Board has affirmatively determined that all members of our Board are independent other than Mr. Farrell, our chief executive officer.

Board Meetings

        The Board holds regularly scheduled quarterly meetings. In the fiscal year ended March 31, 2008 ("fiscal 2008"), there were five meetings of the Board held in person or by telephone conference call. The Board members regularly meet in executive session, without management present. All directors attended at least 75% of the Board meetings and meetings of the committees on which they served during the last fiscal year. THQ invites, but does not require, its directors to attend the Annual Meeting. In 2007, Brian Farrell, our Chairman, President and Chief Executive Officer, and three other directors attended the annual stockholder meeting.

Committees of the Board of Directors

        The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating / Corporate Governance Committee. Members of the individual standing committees are named on the following chart. Mr. Farrell and Mr. Rieschel do not presently serve on a committee.

Name	Audit	Compensation	Nominating / Corporate Governance
Lawrence Burstein	X		X*
Henry T. DeNero	X*	X
Brian P. Dougherty		X	X
Jeffrey W. Griffiths	X
James L. Whims		X*	X

Total Meetings in Fiscal 2008	13	15	2

  *
  Committee Chairperson

        Each committee is governed by a charter, which is intended to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company's business operations and to make decisions that are independent of the Company's management. The committee charters are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The charter for each committee of the Board may be viewed in the corporate governance section of our investor relations website at http://investor.thq.com.

        Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

        Audit Committee.    The Audit Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee's role includes the appointment, compensation, retention and oversight of our independent registered public accounting firm. Additional primary responsibilities of the Audit Committee include the review of the effectiveness of our internal controls over financial reporting, review and approval of any proposed related party transaction, review of procedures for complaints by Company employees regarding accounting, internal accounting controls or audit matters, and oversight of the Company's internal audit function. The specific responsibilities and functions of the Compensation Committee are delineated in the Audit Committee Charter. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. In addition, the Board has determined that Mr. DeNero is an "audit committee financial expert" as defined by Securities and Exchange Commission ("SEC") rules.

        Compensation Committee.    The primary responsibilities of the Compensation Committee are to: (i) review and make recommendations to the Board with respect to compensation of our executive officers; (ii) oversee and advise the Board on the adoption of policies that govern the Company's compensation programs; (iii) oversee the Company's administration of its stock-based compensation and other benefit plans; and (iv) approve grants of stock-based compensation awards under the Company's long-term incentive plan. The Compensation Committee's role includes reviewing, discussing, and recommending to the Board that the Compensation Discussion and Analysis be included in the Company's proxy statement as required by SEC rules. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee Charter.

        Nominating/Corporate Governance Committee.    The principal responsibilities of the Nominating/Corporate Governance Committee are to establish criteria for candidates for the Board, establish a process for identifying and evaluating candidates for the Board, recommend candidates to the Board as director nominees, adopt policies for recommendation to the Board with regard to the consideration of candidates recommended by stockholders, evaluate the size of the Board, and evaluate the structure, operation and membership of committees of the Board. With respect to corporate governance functions, the Nominating/Corporate Governance Committee reviews and assesses the adequacy of our corporate governance policies and recommends changes to the Board, reviews transactions for conflicts of interest, reviews and assesses our governing documents and annually assesses the effectiveness of the operation of the Board and its committees. The specific responsibilities and functions of the Nominating/Corporate Governance Committee are delineated in the Nominating/Corporate Governance Committee Charter.

Director Nomination Process

        In evaluating nominees for director to recommend to the Board, the Nominating/Corporate Governance Committee will take into account many factors within the context of the characteristics and needs of the Board as a whole. While the specific needs of the Board may change from time to time, all nominees for director are considered on the basis of the following qualifications:

  •
  the highest level of personal and professional ethics and integrity;

  •
  practical wisdom and mature judgment;

  •
  broad training and significant leadership experience in business, entertainment, technology, finance, corporate governance, public interest or other disciplines relevant to our long-term success;

  •
  a willingness to represent the best interests of all our stockholders and objectively appraise management's performance; and

  •
  the ability to provide different perspectives on issues presented to the Board, including through diversity of race, gender and culture.

        In determining whether to recommend a director for re-election, the Nominating/Corporate Governance Committee will also consider the director's tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, the director's continued independence (including any actual, potential or perceived conflicts of interest), as well as changes in the director's principal occupation or professional status. Further, the Nominating/Corporate Governance Committee will consider the capabilities of current directors, as well as any additional qualities or capabilities considered necessary or desirable in light of the existing or anticipated needs of the Board and will additionally consider Board composition, including, but not limited to, its diversity.

        The Nominating/Corporate Governance Committee will consider candidates for directors recommended by stockholders. The Nominating/Corporate Governance Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, except that it may also consider as one of the factors in its evaluation the amount of THQ common stock held by the stockholder and the length of time the stockholder has held such stock. To be considered by the Nominating/Corporate Governance Committee in connection with our 2009 Annual Meeting of Stockholders, recommendations must be submitted in writing to THQ by March 31, 2009. Recommendations must include, as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the candidate's name, age, business address and residence address; (2) the principal occupation or employment of the candidate; (3) the number of shares of THQ common stock which are beneficially owned by the candidate; (4) the consent of the proposed candidate (a) to be named in the proxy statement relating to THQ's annual meeting of stockholders, and (b) to serve as a director if elected at such annual meeting; and (5) any other information regarding the proposed candidate that may be required to be included in a proxy statement by applicable SEC rules. Further, the stockholder giving notice must provide: (a) the name and address of the stockholder, as they appear on our records; and (b) the number of shares of THQ common stock which are beneficially owned by such stockholder. Recommendations by stockholders may also include the following information in order to assist the

Nominating/Corporate Governance Committee in evaluating the nominee: (1) a description of the qualifications and background of the proposed candidate; (2) a description of all arrangements or understandings between the stockholder and the proposed candidate relating to the proposed candidate's candidacy; and (3) a statement as to whether the proposed candidate would be considered an independent director under applicable NASDAQ or SEC rules and regulations. The Nominating/Corporate Governance Committee may request any additional information reasonably necessary to assist it in assessing a proposed candidate. After submitting a written recommendation, which complies with the notice procedures outlined above, the stockholder nominating the proposed candidate must make such nomination at a meeting of stockholders at which the stockholder is entitled to vote in the election of directors.

        We do not currently pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential director nominees.

Director Stock Ownership Guidelines

        On May 13, 2008, the Board of Directors adopted ownership guidelines for non-employee director stock ownership. The guidelines provide that a non-employee director must own an amount of the Company's common stock equal to at least ten times (10X) a director's annual retainer. Directors will have five years to meet these ownership guidelines from the time of adoption. New directors will have five years from the time they are named to a qualifying position to meet the ownership guidelines.

Board Service Requirements

        Non-employee directors of THQ may not serve on more than four (4) boards of public companies in addition to THQ. Mr. Farrell may only serve on one other public company board, but currently does not do so. Additionally, if a non-employee director changes jobs, he or she is required to submit a letter of resignation to the Chairman of THQ's Board.

RELATED PARTY TRANSACTIONS

        As a general matter, it is the Company's preference to avoid related party transactions. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which the Company is a participant and in which any of the following persons has or will have a direct or indirect interest:

  •
  an executive officer, director or director nominee of the Company;

  •
  any person who is known to be the beneficial owner of more than 5% of the Company's common stock;

  •
  any person who is an immediate family member (as defined under Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of the Company's common stock; or

  •
  any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 5% or greater beneficial ownership interest.

        The Company's Audit Committee Charter includes a written policy whereby in the event such a transaction is proposed, it must be submitted to and approved by the Audit Committee. On an annual basis, each director and executive officer is required to complete a questionnaire, which requires disclosure of any transactions the director or executive officer, or their immediate family members or associates, may have with the Company in which the director or executive officer, or their immediate family members or associates, has a direct or indirect material interest. The Audit Committee, which is responsible for reviewing and approving any related party transactions, considers the responses in the questionnaires and other information regarding potential relationships between the Company and the directors and executive officers. Additionally, the Company's Code of Business Conduct and Ethics includes a written policy that prohibits its directors and officers from engaging in activities that could give rise to an actual or potential conflict of interest with the Company. There were no related party transactions reported in fiscal 2008.

CHARTERS AND CODES OF ETHICS

        The Board has adopted Charters for each of its committees, and has adopted a Code of Ethics for Executive Officers and Other Senior Financial Officers as well as a Code of Business Conduct and Ethics for Directors, Officers and Employees of THQ (the "Codes"). The Charters and the Codes are available on the Investor Relations section of our web site at www.thq.com. We will post amendments to our Charters and Codes on our website as well as disclose any waivers granted under the Codes. Copies of our Charters and Codes are available without charge by contacting our Investor Relations department at (818) 871-5125.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        We invite stockholders to communicate any concerns they may have about our company directly and confidentially with the non-management directors as a group by writing to the Non-Management Directors, c/o Secretary, THQ Inc., 29903 Agoura Road, Agoura Hills, CA 91301. Such communications shall be delivered by the Secretary directly to the chairman of the Nominating/Corporate Governance Committee.

DIRECTOR COMPENSATION

        Brian J. Farrell received no compensation for serving as a director, except that he, like all directors, is eligible to receive reimbursement of any expenses incurred in attending Board and committee meetings. He is not listed in the table below since he is also a named executive officer and his compensation is fully reflected in the Summary Compensation Table on page 29, herein.

        The compensation of each non-employee director of the Company during fiscal 2008 was as follows:

Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	Option Awards(2) ($) (d)	Total ($) (j)
Lawrence Burstein	$51,500	$115,790	$98,434	$265,724
Henry T. DeNero	67,000	115,790	98,434	281,224
Brian P. Dougherty	46,500	115,790	98,434	260,724
Jeffrey W. Griffiths	40,000	115,790	98,434	254,224
Gary E. Rieschel	30,000	115,790	98,434	244,224
James L. Whims	53,500	115,790	98,434	267,724

(1)
These amounts represent annual retainers and fees for Board and committee meetings, as described in the narrative disclosure below.

(2)
Amounts disclosed under "Stock Awards" and "Option Awards" represent the stock-based compensation expense recognized for financial statement reporting purposes pursuant to FAS 123(R) rather than an amount paid to or realized by the director. See Note 14 to the Company's consolidated financial statements included in its Form 10-K for the fiscal year ended March 31, 2008 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FAS 123(R). There can be no assurance that the FAS 123(R) amounts will ever be realized.

Narrative Disclosure to Director Compensation Table

        Our directors receive compensation for their service only if they are not THQ employees. Mr. Farrell therefore receives no compensation for serving as a director. During fiscal 2008, each non-employee director received an annual retainer of $24,000 and an equity grant of 12,000 stock options and 4,050 Deferred Stock Units ("DSUs"). Pursuant to the Board policy that provides that all non-employee directors will receive their annual grants on the date of the annual stockholders meeting, the equity awards were granted to the directors on July 30, 2007. The option grants have an exercise price of $28.59, which was the closing price of THQ's common stock on the grant date. The stock options and DSUs vest immediately upon grant; however, DSUs are not convertible into the Company's common stock until thirteen (13) months after the date of grant.

        Directors receive the following additional amounts:

  •
  an annual retainer of $7,500 for the Audit Committee chairman;

  •
  an annual retainer of $5,000 for each other Board committee chair;

  •
  a per meeting fee of $1,500 for attendance at each Board meeting; and

  •
  a per meeting fee of $1,000 for attendance at each committee meeting.

        In January 2008, the Board approved the following changes to director compensation. The changes will be effective as of the 2008 annual stockholders meeting:

  •
  the annual retainer paid to the Audit Committee chairman shall increase to $20,000;

  •
  the annual retainers paid to each other Board committee chair shall increase to $10,000;

  •
  the grant date fair value of the annual equity grants of DSUs shall be capped at $125,000;

  •
  option grants and grants of DSUs shall vest monthly over a 12-month period; and

  •
  annual cash retainers may be converted into additional DSUs at the rate of $1 cash for $1 grant date fair value in DSUs, but only if the grantee irrevocably elects to defer payment of the DSUs upon settlement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

        The following table shows, as of June 2, 2008, the number of shares of THQ common stock owned by beneficial owners known to us to hold more than 5% of our common stock. As of June 2, 2008, there were 66,671,670 shares of our common stock outstanding. We only have one class of common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
FMR LLC 82 Devonshire Street Boston, MA 02109	8,944,650	(1)	13.42%
OppenheimerFunds, Inc 6803 S. Tucson Way Centennial, CO 80112-3924	6,378,074	(2)	9.57
Capital World Investors 333 South Hope Street, 55th Floor Los Angeles, California 90071-1447	4,626,000	(3)	6.94
The TCW Group, Inc. 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	3,565,421	(4)	5.35
Barclays Global Investors UK Holdings Limited 1 Churchill Place Canary Wharf London England E14 5HP	3,372,522	(5)	5.06
Wellington Management Company, LLP 75 State Street Boston, MA 02109	3,332,873	(6)	5.00

(1)
Based on information contained in a report on Schedule 13F dated and filed with the SEC on May 14, 2008 by FMR LLC ("FMR") on behalf of itself and the following Other Included Managers: Fidelity Management & Research Company, Fidelity Management Trust Company, Strategic Advisers Incorporated, Northern Neck Investors Corporation, FMR Co., Inc., Pyramis Global Advisors Trust Company, and Pyramis Global Advisors, LLC. FMR reported sole voting authority with respect to 894,479 shares and no voting authority with respect to 8,050,171 shares.

(2)
Based on information contained in a report on Schedule 13F dated and filed with the SEC on May 14, 2008 by OppenheimerFunds, Inc. ("Oppenheimer"). Oppenheimer reported sole voting authority with respect to 6,378,074 shares.

(3)
Based on information contained in a report on Schedule 13F dated and filed with the SEC on May 15, 2008 by Capital World Investors ("CWI") on behalf of itself and the following Other Included Managers: The Capital Group Companies, Inc. and Capital Research and Management Company. CWI reported no voting authority with respect to 4,626,000 shares.

(4)
Based on information contained in a report on Schedule 13F filed with the SEC on May 9, 2008 by The TCW Group Inc. ("TCW") on behalf of itself and the following Other Included Managers: TCW Investment Management Company, TCW Asset Management Company, TCW Capital Investment Corp, Trust Company of the West, TCW Advisors Inc., TCW/Crescent Mezzanine, LLC, Asiavest Partners, TCW/YFY Ltd., Alps Advisers, Inc., Societe Generale Asset Management, S.A., and

  Societe Generale, S.A. Societe Generale Asset Management, S.A. (SGAM) is a wholly-owned subsidiary of Societe Generale, S.A. Effective July 6, 2001, SGAM owns a controlling interest in The TCW Group, Inc. TCW reported sole voting authority with respect to 2,623,247 shares and no voting authority with respect to 942,174 shares.

(5)
Based on information contained in a report on Schedule 13F filed with the SEC on April 30, 2008 by Barclays Global Investors UK Holdings Limited ("Barclays") on behalf of itself and the following Other Included Managers: Barclays Global Investors Ltd, Barclays Global Investors, N.A., Barclays Global Fund Advisors, Barclays Global Investors Australia Ltd, Barclays Global Investors Canada Ltd, Barclays Global Investors Japan Ltd, and Barclays Global Investors (Deutschland) AG. Barclays reported sole voting authority with respect to 2,532,394 shares and no voting authority with respect to 840,128 shares.

(6)
Based on information contained in a report on Schedule 13G/A dated and filed with the SEC on May 12, 2008 by Wellington Management Company, LLP ("Wellington"). Wellington reported shared voting power with respect to 1,999,623 shares and shared dispositive power with respect to 3,273,473 shares.

BENEFICIAL OWNERSHIP OF MANAGEMENT

        The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of June 2, 2008 by each of our director nominees and executive officers and by all director nominees and executive officers as a group. As of June 2, 2008, there were 66,671,670 shares of our common stock outstanding. Unless otherwise indicated below, each individual named in the table has sole voting power and sole investment power with respect to all of the shares beneficially owned, subject to community property laws, where applicable.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Brian J. Farrell	1,119,544	(2)	1.68%
Lawrence Burstein	93,150	(3)	*
Henry T. DeNero	77,852	(4)	*
Brian P. Dougherty	104,904	(5)	*
Jeffrey W. Griffiths	46,100	(6)	*
Gary E. Rieschel	20,025	(7)	*
James L. Whims	186,167	(8)	*
Ian Curran	103,515	(9)	*
William W. Goodmen	130,958	(10)	*
Scott Guthrie	53,167	(11)	*
James M. Kennedy	179,153	(12)	*
Colin L. Slade	0		*
Jack Sorensen	376,912	(13)	*

All Director Nominees and Executive Officers as a group (13 individuals)	2,491,671		3.74%

*
Less than 1%.

(1)
The address for each individual is c/o THQ Inc., 29903 Agoura Road, Agoura Hills, California 91301.

(2)
Includes 734,289 shares of common stock issuable upon exercise of options exercisable within 60 days, 34,791 common shares of performance accelerated restricted stock ("PARS"), 4,667 shares of common stock issuable upon expiration of deferral period for vested performance accelerated restricted stock units ("PARSUs"), and 150,000 shares of common stock held of record by the Denise M. Farrell 2007 Grantor Retained Annuity Trust ("GRAT").

(3)
Includes 61,314 shares of common stock issuable upon exercise of options exercisable within 60 days.

(4)
Includes 69,752 shares of common stock issuable upon exercise of options exercisable within 60 days, 4,050 shares of common stock issuable upon expiration of deferral period for vested PARSUs, and 4,050 shares of common stock issuable upon expiration of deferral period for vested deferred stock units ("DSUs").

(5)
Includes 86,628 shares of common stock issuable upon exercise of options exercisable within 60 days.

(6)
Includes 36,000 shares of common stock issuable upon exercise of options exercisable within 60 days, 4,050 shares of common stock issuable upon expiration of deferral period for vested PARSUs, and 4,050 shares of common stock issuable upon expiration of deferral period for vested DSUs.

(7)
Includes 18,000 shares of common stock issuable upon exercise of options exercisable within 60 days and 2,025 shares of common stock issuable upon expiration of deferral period for vested DSUs.

(8)
Includes 103,503 shares of common stock issuable upon exercise of options exercisable within 60 days, 4,050 shares of common stock issuable upon expiration of deferral period for vested PARSUs, 4,050 shares of common stock issuable upon expiration of deferral period for vested DSUs and 224 shares of common stock held of record by TechFund Capital L.P. ("TechFund"). Mr. Whims is a managing member of the general partner of TechFund and accordingly may be deemed to share beneficial ownership of the shares of common stock held of record by TechFund. Mr. Whims disclaims beneficial ownership of such shares.

(9)
Includes 93,575 shares of common stock issuable upon exercise of options exercisable within 60 days and 9,940 common shares of PARS.

(10)
Includes 118,533 shares of common stock issuable upon exercise of options exercisable within 60 days and 12,425 common shares of PARS.

(11)
Includes 45,167 shares of common stock issuable upon exercise of options exercisable within 60 days and 8,000 common shares of PARS.

(12)
Includes 163,533 shares of common stock issuable upon exercise of options exercisable within 60 days and 12,425 common shares of PARS.

(13)
Includes 351,624 shares of common stock issuable upon exercise of options exercisable within 60 days and 20,875 common shares of PARS.

EXECUTIVE OFFICERS

        As of June 2, 2008, our executive officers are Brian J. Farrell, Ian Curran, William W. Goodmen, Scott Guthrie, James M. Kennedy, Colin L. Slade and Jack Sorensen. Information with respect to Mr. Farrell is set forth above in "Election of Directors". All of our executive officers are appointed by and serve at the discretion of the Board.

        Ian Curran (age 41) was appointed Executive Vice President, International in July 2007. He previously served as our Senior Vice President, International Publishing since December 2004. In addition to overseeing all sales and distribution activities within Europe, Middle East & Africa (EMEA), since April 2006, Mr. Curran is also responsible for overseeing all sales and distribution activities within Asia Pacific. From October 2003 to December 2004, Mr. Curran served as Vice President, European Publishing and prior to this, between October 2000 and October 2003, was Managing Director responsible for all the publishing activities within the United Kingdom and Export divisions. From December 1998 to September 2000, Mr. Curran served as UK General Manager for Acclaim Entertainment Ltd. and was responsible for all sales, marketing and finance activities and between January 1997 and December 1998 his responsibilities for Acclaim were carried out in the capacity as UK Sales Director. Prior to joining Acclaim, between October 1995 and January 1997, Mr. Curran served as Head of European Sales for Warner Interactive International (Time Warner Inc.) and between November 1992 and November 1994 Mr. Curran was employed as Buying Director for Future Zone Stores Limited (Part of Rhino Group PLC—now trading as Game PLC). While in this position, his responsibilities included being a member of the main board of directors.

        William W. Goodmen (age 53) was appointed our Executive Vice President, Human Resources and Administration in October 2004. From April 2003 to October 2004, he was the Senior Vice President, Human Resources and Administration. He joined us in October 2002 as Senior Vice President of Human Resources. Including a long tenure at ARCO, Mr. Goodmen brings more than 20 years of experience to his role including senior management level recruiting, global growth and integration programs, as well as the creation of human resources policies and practices. From May 2002 to September 2002, Mr. Goodmen served as executive vice president of human resources at Liberty Livewire Corporation where he assisted in recruiting a number of key senior management positions and assisted in organizing the company's operations to best support its business strategies. From October 2000 to May 2002, Mr. Goodmen was a director at executive search firm Spencer Stuart, developing their Southern California Industrial Practice as well as their human resource practice. In 1999 and 2000, Mr. Goodmen was a partner at the Center for Corporate Innovation where he was part of a team which designed and managed CEO Roundtables, primarily in the technology and healthcare sectors. Mr. Goodmen holds a bachelor's degree from Colgate University and a MS from Syracuse University.

        Scott Guthrie (age 43) was appointed our Executive Vice President, Publishing in August 2007. He previously served as our Senior Vice President, North American Sales and Distribution from October 2006. Mr. Guthrie brings more than 15 years of sales and marketing experience for major entertainment and consumer product companies to THQ. Prior to joining THQ, Mr. Guthrie held multiple roles at Buena Vista Home Entertainment in Canada and the United States, most recently as the senior vice president of sales and distribution. Mr. Guthrie also held sales and marketing positions at Pepsi-Cola and Colgate-Palmolive. Mr. Guthrie holds a bachelor's degree in Business and Economics from Bishops University.

        James M. Kennedy (age 48) was appointed our Executive Vice President, Business and Legal Affairs in October 2004. From January 2003 to October 2004 he was the Senior Vice President, Business and Legal Affairs. He has been the Corporate Secretary since August 2003. From March 2000 to January 2003, Mr. Kennedy was an adjunct professor and lecturer at the undergraduate and law school levels in the San

Francisco Bay Area. From July 1995 to March 2000, Mr. Kennedy was employed at Electronic Arts Inc., an entertainment software developer and publisher, serving initially as Assistant General Counsel and from November 1995 through March 2000 as Vice President of Business Affairs. From July 1989 to July 1995, Mr. Kennedy served in executive positions at a variety of entertainment and software companies, including Mindscape, Inc., Lucas Digital Ltd., and LucasArts Entertainment Company. Between September 1984 and July 1989, Mr. Kennedy was employed as an attorney with the law firm of Gibson, Dunn & Crutcher. Mr. Kennedy holds a bachelor's degree from Princeton University, a J.D. from Boston College Law School, and an MBA in strategic leadership from Dominican University of California.

        Colin L. Slade (age 54) was appointed Executive Vice President and Chief Financial Officer in February 2008. Mr. Slade previously served as Senior Vice President and Chief Financial Officer of Tektronix, Inc. from 2000 through 2007. Prior to serving as Senior Vice President and CFO of Tektronix, Inc., Mr. Slade served in various financial management roles at that company, including Vice President and Corporate Controller from 1994 to 1999. Mr. Slade has also held key positions at Graphic Software Systems, Inc. and PricewaterhouseCoopers. Mr. Slade is a member of the University of Oregon Foundation Board of Trustees. Mr. Slade received his BS in Accounting and Quantitative Methods from the University of Oregon and is a certified public accountant, certified in Oregon.

        Jack Sorensen (age 47) was appointed Executive Vice President, Worldwide Studios in September 2001. Mr. Sorensen manages internal and external product development and studio acquisitions. From June 2000 to September 2001, Mr. Sorensen was President and Chief Executive Officer of Swan Systems, Inc., a private, venture-funded software company serving the advertising and marketing industries. Between March and May 2000, Mr. Sorensen was Executive in Residence at Crosspoint Venture Partners, a venture firm. From February 1991 to January 2000, Mr. Sorensen was employed at LucasArts Entertainment Company, an entertainment software developer and publisher, serving variously as head of operations, international, product development and as General Manager. From April 1995 to January 2000, Mr. Sorensen served as President of LucasArts. Mr. Sorensen holds a bachelor's degree from Brandeis University and an MBA from the Haas School of Business at the University of California, Berkeley.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The following Compensation Discussion and Analysis describes the material elements of our executive compensation program. Later in this proxy statement under the heading "Executive Compensation" you will find a series of tables containing specific information about the compensation earned or paid in our fiscal year ended March 31, 2008 ("fiscal 2008") to the following individuals, whom we refer to as our named executive officers:

  •
  Brian J. Farrell, our Chairman, President and Chief Executive Officer
  •
  Colin L. Slade, our Executive Vice President and Chief Financial Officer
  •
  Ian Curran, our Executive Vice President, International
  •
  James M. Kennedy, our Executive Vice President, Business and Legal Affairs
  •
  Jack Sorensen, our Executive Vice President, Worldwide Studios

  •
  Edward K. Zinser, who served as our Chief Financial Officer until November 26, 2007
  •
  Rasmus van der Colff*, who served as our Interim Chief Financial Officer from November 26, 2007 through February 29, 2008

*
Mr. van der Colff was hired in May 2007 as our Vice President, Corporate Controller. Although he served as our Interim Chief Financial Officer during fiscal 2008, he is not an executive officer. Executive officers generally have a title of Senior Vice President or higher. Although compensation paid to Mr. van der Colff in fiscal 2008 is disclosed, this discussion focuses on our executive compensation program and not our compensation program for non-executive officers of the Company, such as Mr. van der Colff.

        The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall executive compensation program. We begin by discussing our objectives as they relate to executive compensation practices and by describing how total compensation for our executive officers is determined. We next discuss the various elements of our executive compensation program in detail and describe the executive compensation decisions that the Compensation Committee made during fiscal 2008 (including the cash bonuses approved in May 2008 for fiscal 2008 performance). We then discuss the tax and accounting implications to the Company of our executive compensation program.

Objectives of our Compensation Program

        The overall goals of our executive compensation program are (i) to attract and retain key executive talent needed to achieve the Company's business objectives, and (ii) to establish an appropriate link between executive compensation and achievement of the Company's strategic and financial performance goals, including the enhancement of stockholder value. To that end, our compensation program is designed to:

  •
  Offer competitive base salaries, taking into account the pay practices of other companies with which we compete for talented executives;

  •
  Emphasize a pay-for-performance philosophy through annual cash bonus opportunities designed to reward executives for achievement of annual corporate financial performance goals as well as individual goals; and

  •
  Use stock-based incentives to motivate executives to focus on long-term strategic objectives, to align the interests of management with those of our stockholders and to provide opportunities for management to share in the benefits that they achieve for the Company's stockholders.

        As described in more detail below, the material elements of our current executive compensation program include a base salary, an annual cash bonus opportunity, a long-term equity incentive opportunity, an opportunity to save for post-employment compensation through 401(k) retirement benefits and a deferred compensation program, and severance and change-in-control protection for certain actual or constructive terminations of the executive officers' employment.

        All of our named executive officers, other than Mr. Farrell and Mr. Curran, serve "at will". Mr. Farrell is employed by THQ pursuant to an employment agreement, which is described in detail under the heading "Employment Agreements" on page 32. Mr. Curran is employed by THQ in the United Kingdom (UK). Under UK law, we are required to provide all of our UK employees with a statement of the main terms and conditions of employment ("Statement"). Pursuant to Mr. Curran's Statement, both he and the Company must provide the other with 12 months notice in writing in order to terminate his employment with the Company. Mr. Curran's Statement is described further on page 33.

        How Total Compensation is Determined.    The Compensation Committee has responsibility for establishing and implementing the Company's compensation philosophy and objectives. The Compensation Committee, which is comprised exclusively of independent directors, oversees all compensation and benefit programs and actions that affect our named executive officers. The Compensation Committee also recommends to the board of directors the salaries and annual and long-term incentive awards for our executive officers. In order to achieve the objectives of our executive compensation program, in fiscal 2008, the members of the Compensation Committee, with the assistance of our external compensation consultant, Frederic W. Cook & Co., Inc. ("Frederic Cook"), collected and analyzed competitive market data and evaluated individual executive performance. The goal of the review was to set compensation at levels the Compensation Committee believes are competitive with amounts paid to executive officers in comparable positions at other similar size companies in the videogame, entertainment and consumer-related software industries, which we refer to as the "comparable companies". We compare the compensation data to our executives' compensation by similarity of position. We recognize that while objective data is a good starting point for determining appropriate compensation, there may be circumstances that warrant an adjustment or deviation from the market data. For example, an executive at THQ may have broader or narrower duties than the position to which he or she is being compared in the compensation assessment. We take this into consideration and make appropriate judgments with regard to compensation levels. Other considerations may include individual performance, difficulty of replacing the executive, retention needs, tenure or importance of institutional knowledge held by the executive. Our comparable companies include:

Activision	CNET	Discovery Holding Company
DreamWorks Animation SKG	Electronic Arts	Lions Gate Entertainment
Macrovision	Marvel Entertainment	Novell
Nuance Communications	Red Hat	Scholastic Corporation
Take-Two Interactive Software	WebMD	World Wrestling Entertainment

The information we used was gathered from public filings, such as proxy statements, filed by the comparable companies.

        Role of Independent Compensation Consultants in Compensation Decisions.    The Compensation Committee has engaged Frederic Cook as an independent compensation consultant to advise the Compensation Committee on executive compensation matters. Frederic Cook reports directly to the

Compensation Committee on this assignment. A representative of Frederic Cook attends meetings as requested by the Compensation Committee and provides advice directly to the Compensation Committee.

        Role of Executive Officers in Compensation Decisions.    Our management provides on-going recommendations to the Compensation Committee regarding our compensation programs. The recommendations include executive compensation plans and designs, as well as performance goals for annual cash bonuses. Our management provides its recommendations in conjunction with, and based on information gathered from Frederic Cook and general market information as well as from internal resources, with the objective of aligning the design and operation of our compensation programs with our business strategies and objectives. In appropriate circumstances, the Compensation Committee, in its discretion, considers the recommendations of Mr. Farrell, our chief executive officer, in setting executive compensation. The Compensation Committee, however, makes all determinations regarding these awards to recommend to the board of directors and neither Mr. Farrell nor any other executive officer is involved in the determination of his own compensation. At the invitation of the Compensation Committee, members of the senior management attend meetings and make presentations to the Compensation Committee.

The Elements of THQ's Compensation Program

        Total direct compensation at THQ is comprised of three main elements:

  •
  Base salary

  •
  Annual cash bonus opportunity; and

  •
  Long-term equity incentive opportunity (stock-based awards).

        We believe that each element of total direct compensation paid to our executives helps us to achieve one or more of our compensation objectives and fosters specific behavior. The table below lists the material elements of direct compensation paid to our executives and the compensation objectives that they are designed to achieve.

Component of Compensation	Objective	Behavioral Focus
Base salary	Provides competitive level of base compensation in order to attract and retain key executives	Rewards core competence in the executive role relative to skills, knowledge, experience and contributions to the Company
Annual cash bonus opportunity	Provides variable pay opportunity in order to motivate achievement of critical annual performance metrics	Rewards meeting and surpassing Company and individual goals
Long-term equity incentive opportunity (includes stock options and restricted stock unit awards)	Provides variable pay opportunity for long-term sustainable performance and increases executive stock ownership in the Company, aligning executives' interests with those of stockholders	Rewards individual contributions toward long-term Company growth and stockholder value creation

Mix of Pay Components. In determining the appropriate mix of compensation elements, we aim to balance the objectives of rewarding recent results and motivating long-term performance. In general we seek to set the total direct compensation of our executive officers at a level that provides a combination of fixed and variable payment between the 50th and 75th percentile of compensation paid within our comparable companies. Because pay-for-performance is the cornerstone of our executive compensation program, we generally target base salaries at or below the 50th percentile within our comparable companies and target annual cash bonuses and long-term equity incentive awards above the 75th percentile so that if the Company performs well, the total direct compensation paid to our executives is at approximately the 75th percentile within our comparable companies. The Committee has not established specific policies for allocating between fixed and variable compensation; however, in order to achieve our stated objectives with respect to our executive compensation program, the mix of compensation for our executives is weighted toward variable compensation (annual cash bonuses and long-term equity). This chart illustrates the average percentage of fixed compensation in comparison to variable compensation paid to our named executive officers in fiscal 2008*:

*
Long-term equity calculated based upon grant date fair value of stock and option awards pursuant to FAS 123(R). Excludes compensation of Mr. Zinser, (did not receive a bonus), Mr. Slade (began employment on February 29, 2008) and Mr. van der Colff (not compensated pursuant to executive compensation program).

        Base Salary.    Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions, as well as seniority and competency of the individual, our ability to replace the individual and other primarily judgmental factors deemed relevant by the Compensation Committee. Base salaries are reviewed annually by the Compensation Committee and may be adjusted (upward, pursuant to an employment agreement, in the case of Mr. Farrell) from time to time pursuant to such review, to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For example, an executive may undertake additional duties, but the executive's compensation is compared to the market compensation based on standard duties for the executive's title.

        Generally, base salaries for our named executive officers have increased by approximately 4% per year. In fiscal 2008, duties of certain executive officers were realigned and the following salary increases were made:

  •
  Mr. Curran's salary was increased from $329,852 to $379,305, or 15%, due to a compensation benchmarking analysis that was completed in the United Kingdom;

  •
  Mr. Kennedy's salary was increased from $312,312 to $350,000, or 12%, due to licensing, business development and corporate development management responsibilities assigned to Mr. Kennedy; and

  •
  Mr. Sorensen's salary was increased from $413,388 to $450,000, or 9%, due to additional product development management responsibilities assigned to Mr. Sorensen.

        Base salaries paid to the named executive officers in fiscal 2008 are reflected in the Summary Compensation Table on page 29.

        Annual Cash Bonus.    The annual incentive component of our compensation program provides our executives with an opportunity to earn annual cash bonuses based on achievement of certain pre-established corporate and individual performance goals. We believe the annual incentive is an effective tool for motivating our executives to achieve THQ's operating targets and create stockholder value.

        We calculate annual cash bonuses using the following formula:

Base Salary × Target Bonus % ×	(Company Goal % + Individual Goals % ("Goals")	×	Personal Performance Factor	=	Bonus Payout

        The process for determining annual cash bonuses starts at the beginning of each fiscal year, when the Compensation Committee establishes a performance goal for the Company that includes certain financial metrics. In determining which financial metrics to use for the year, the Compensation Committee considers the state of the Company's business and which financial measures are most likely to focus the named executive officers on making decisions that deliver short-term results that are aligned with our long-term goals. In fiscal 2008, the Compensation Committee determined that the Company had to achieve the following threshold targets in order to meet its performance goal (the "Company Goal"): (i) total revenues of $1.135 billion, as compared to $1.03 billion achieved in fiscal 2007 (the "revenue target"), and (ii) earnings per share of $1.39 (on a non-GAAP basis), as compared to $1.01 per share achieved in fiscal 2007 (the "earnings target"). The Compensation Committee selected these threshold targets to reflect the Company's key goals: to increase revenue annually at or above the market rate and increase profitability.

        Additionally, the individual performance goals for our executive officers, other than for Mr. Farrell, are approved by Mr. Farrell at the beginning of each fiscal year. Mr. Farrell's individual performance goals are approved by the Compensation Committee. These goals are referred to in the formula above as "Individual Goals". Individual Goals typically are related to job function and include such areas as expense control, division growth, and on-time delivery of our products.

        Once the Company Goal and Individual Goals have been set and approved, the Compensation Committee sets a range of bonus opportunities for each named executive officer based on achievement of such goals. In fiscal 2008, target bonuses (each a "Target Bonus") for the named executive officers were set as follows:

Executive	Target Bonus (as a percentage of base salary)	Portion of Target Bonus paid based on achievement of Company Goal	Portion of Target Bonus paid based on achievement of Individual Goals
Brian J. Farrell	120%	80%	20%
Ian Curran	60	80	20
James M. Kennedy	50	80	20
Jack Sorensen	80	80	20
Edward K. Zinser (Former Chief Financial Officer)	75	80	20
Rasmus van der Colff (Interim Chief Financial Officer)	40	60	40

Executive	Target Bonus (in $)		$ Portion of Target Bonus paid if Company Goal achieved	$ Portion of Target Bonus paid if Individual Goals achieved
Brian J. Farrell	$781,304		$625,043	$156,261
Ian Curran	221,331		177,065	44,266
James M. Kennedy	175,000		140,000	35,000
Jack Sorensen	360,000		288,000	72,000
Edward K. Zinser (Former Chief Financial Officer)	269,967		215,974	53,993
Rasmus van der Colff (Interim Chief Financial Officer)	86,301	*	51,781	34,520

*
Pro-rated based upon May 2007 employment date.

        After the fiscal year, the Compensation Committee determines the actual payout of each bonus component (the Company Goal and the Individual Goals) independently based on fiscal year results according to the following guidelines:

        Company Goal.

  •
  If both the revenue target and earnings target are achieved, the Company Goal bonus component will be paid at 100% of the portion of the Target Bonus based on achievement of the Company Goal.

  •
  For Company performance exceeding the revenue target and earnings target, the Company Goal bonus component may be paid up to 150% of the portion of the Target Bonus based on achievement of the Company Goal.

  •
  If the Company fails to achieve either of the threshold targets but achieves at least a minimum performance threshold, as set by the Compensation Committee, the Company Goal bonus component may be paid at less than 100% of the portion of the Target Bonus related to achievement of the Company Goal, depending upon the level of the Company's performance.

  •
  No bonus amounts related to the Company Goal bonus component will be paid if the Company fails to achieve at least a minimum performance threshold.

        Individual Goals.

  •
  The Individual Goals bonus component shall be funded each year at 100% regardless of achievement of the Company Goal.

  •
  Actual payout of the Individual Goals bonus component is discretionary and calculated based upon actual performance of the individual versus pre-established goals.

        Personal Performance Factor.    After determining the "Goals" component of an executive officer's bonus (Company Goal bonus component earned plus the Individual Goals bonus component earned), the Compensation Committee may multiply the Goals payout by a personal performance factor, ranging from 0.7 to 1.1. The personal performance factor multiplier is based upon an executive officer's own performance rating as reviewed by the Compensation Committee.

        Fiscal 2008 Bonuses.    Because the Company failed to achieve the minimum performance threshold for the Company Goal in fiscal 2008, the named executive officers did not earn any of the Company Goal bonus component. The cash bonus paid to each named executive officer for fiscal 2008 was based solely on achievement of the Individual Goals and then multiplied by the personal performance factor. Bonuses paid in fiscal 2008 were as follows:

  •
  Mr. Farrell—$156,261;

  •
  Mr. Curran—$44,266;

  •
  Mr. Kennedy—$35,000;

  •
  Mr. Sorensen—$72,000.

        Mr. Slade was paid a bonus of $165,000 in fiscal 2008. This bonus was paid to Mr. Slade upon the commencement of his employment with the Company and is a non-refundable draw from his fiscal year 2009 bonus. Mr. Zinser, our former Chief Financial Officer, was not paid a bonus for fiscal 2008 since he was not employed by the Company at the end of fiscal 2008. Mr. van der Colff, our Interim Chief Financial Officer, was paid a bonus of $51,781 for fiscal 2008.

Long-Term Equity Compensation. We provide performance-based long-term equity compensation opportunities to our executive officers because we believe they align our executives' interests with those of our stockholders and thus directly serve to increase stockholder returns. We also believe long-term equity compensation is an effective retention tool because it offers upside for anticipated future performance and has a service vesting requirement to be earned. As mentioned above, we target equity grants above the 75th percentile within our comparable companies, reflecting an emphasis on performance-based equity compensation over cash. The chart to the right illustrates the average percentage of cash compensation in comparison to equity compensation paid to our named executive officers in fiscal 2008*.

Equity grants to our executive officers are generally made up of two components: stock options, which comprise approximately 65% of an equity grant, and stock unit awards, which comprise approximately 35% of an equity grant. This mix reflects the Compensation Committee's pay-for-performance orientation because an individual receives value from the option award only if THQ's stock price increases, which provides for alignment of executive and stockholder interests.

*
Long-term equity calculated based upon grant date fair value of stock and option awards pursuant to FAS 123(R). Excludes compensation of Mr. Zinser, (did not receive a bonus), Mr. Slade (began employment on February 29, 2008) and Mr. van der Colff (not compensated pursuant to executive compensation program).

        Awards of equity grants to our executive officers are based on individual performance and expected future contributions to our Company's growth. When it makes grants, the Compensation Committee also considers an individual's history of past awards, time in the current position and any change in responsibility. As with the determination of base salary and annual cash bonuses, the Compensation Committee exercises judgment and discretion in view of the above criteria.

        In fiscal 2008, named executive officers (excluding Mr. Slade) were awarded both stock options and performance accelerated restricted stock units (PARSUs). All equity grants to named executive officers are generally awarded in May, in conjunction with the regular May Compensation Committee and Board meetings. We chose this timing for executive officer equity grants in order to align decisions for all elements of compensation to the same date. A May grant date allows the Compensation Committee to complete the annual performance evaluation for each executive officer for the prior fiscal year before making an equity grant, thus tying equity grants to individual, as well as Company performance.

        Stock Options.    We believe stock options are inherently performance-based because the exercise price is equal to the market value of the underlying stock on the date the option is granted, and therefore the option has value to the holder only if the market value of the Common Stock appreciates over time. Thus, stock options are intended to provide equity compensation to certain of our employees, including our named executive officers, while simultaneously creating value for our stockholders.

        On May 15, 2007 (in fiscal 2008), our named executive officers received grants of stock options under our THQ Inc. 2006 Long-Term Incentive Plan (the "LTIP"). The options vest ratably over a three-year period after grant, subject to the named executive officer's continued employment with the Company. All options granted to the named executive officers in fiscal 2008 expire five years from the grant date, unless the officer's employment with the Company terminates before the end of such five-year period.

        Stock Unit Awards.    Stock unit awards are granted to our named executive officers and serve two purposes: (i) to retain such executives, and (ii) to provide a way for our executives to increase stock ownership, thus aligning their interests with those of our stockholders. On May 15, 2007, our named executive officers received PARSUs under the LTIP. The PARSUs are subject to forfeiture and will vest five years after the grant date; however, vesting may be accelerated if certain company-related performance criteria are met each fiscal year during the term of the PARSUs. For fiscal 2008, the accelerated vesting criteria was 105% of the revenue target and 110% of the earnings target, as such targets are described above in the discussion of our annual cash bonus plan. Since the Company did not achieved the accelerated vesting criteria for fiscal 2008, there was no acceleration of PARSU vesting this year. PARSUs are settled, without payment, one-for-one, in shares of common stock upon vesting, unless the participant has elected to defer receipt of PARSUs pursuant to the THQ Inc. Stock Unit Deferred Compensation Plan.

        The following awards of stock options and PARSUs were made on May 15, 2007:

  •
  Mr. Farrell—130,000 options and 23,333 PARSUs;

  •
  Mr. Curran—45,500 options and 8,167 PARSUs;

  •
  Mr. Kennedy—52,000 options and 9,333 PARSUs;

  •
  Mr. Sorensen—81,250 options and 14,583 PARSUs.

        Additionally, Mr. Curran was granted 15,000 options on August 16, 2007 in connection with his promotion to Executive Vice President of THQ. Mr. Slade was awarded 150,000 options on March 13, 2008 in connection with his employment with the Company. Mr. Zinser, our former chief financial officer, was awarded 81,250 options and 14,583 PARSUs on May 15, 2007; however, these options and PARSUs terminated unvested and unpaid as of November 26, 2007. Mr. van der Colff, our Interim Chief Financial Officer, was awarded 20,000 options, 3,000 PARSUs and 5,000 Restricted Stock Units (RSUs) during fiscal 2008. Mr. van der Colff's PARSUs have the same terms and conditions as described above; the RSUs will vest three years after the date of grant, subject to his continued employment with the Company.

Post Employment Compensation

        Retirement Benefits.    Our U.S.-based named executive officers, along with our other U.S.-based employees, may participate in the Employees' 401(k) Plan of THQ Inc. (the "401(k) Plan"). The 401(k) Plan is a qualified tax deferred defined contribution plan that enables eligible employees of the Company to save for retirement. THQ matches 100% of an employee's deferral contribution up to a maximum of 4% of the employee's eligible compensation. Additionally, the 401(k) Plan allows the Company to make an annual discretionary profit sharing contribution on behalf of each participant subject to IRS testing and contribution maximums. The total profit sharing amount contributed to the 401(k) Plan is determined by the Compensation Committee and is allocated to a participant's account in the ratio that such participant's compensation bears to the total compensation paid to all participants.

        All of our eligible named executive officers (excluding Mr. Slade) participated in the 401(k) Plan in fiscal 2008 and received matching contributions. Additionally, in fiscal 2008, the Compensation Committee allocated a profit sharing contribution amount to the 401(k) Plan because the Company achieved its performance targets in fiscal 2007.

        Mr. Curran is based in the United Kingdom and participates in a private pension plan allowable under UK law. The Company makes a monthly contribution to Mr. Curran's pension plan.

        Deferred Compensation Plan.    We adopted the THQ Inc. Management Deferred Compensation Plan (the "Deferred Compensation Plan") on January 1, 2005 primarily to serve as a retention tool and to provide benefits that are competitive with those offered by the comparable companies. We chose to offer the Deferred Compensation Plan because, consistent with our philosophy, it provides an opportunity for the U.S.-based officers of the Company, including the eligible named executive officers, to save for future financial needs at little cost to the Company. The amount of salary and annual incentive earned by the officer is not affected by the Deferred Compensation Plan. The Deferred Compensation Plan essentially operates as an unfunded, unsecured, tax-advantaged personal savings account of the officer, administered by the Company, and contributes to the Company's attractiveness as an employer. The Deferred Compensation Plan does not guarantee a return or provide for above-market preferential earnings. The Company may make voluntary contributions to a participant's account, in such amounts and at such times as the Company may, in its sole discretion, determine. The discretionary contribution is based upon the profitability of the Company, the performance of the officer or such other factors as the Compensation Committee shall determine. In fiscal 2008, the Company made a voluntary contribution to Mr. van der Colff's account.

        In addition to the Deferred Compensation Plan, the Company has a plan that allows its officers, including the named executive officers to defer receipt of vested stock units. For a more detailed discussion of such plan and of the deferred compensation arrangements generally relating to our named executive officers, see the Non-Qualified Deferred Compensation table and accompanying narrative beginning on page 37.

        Severance Agreements.    Except for Mr. Farrell, each of the named executive officers has entered into a severance agreement with the Company. Mr. Farrell is entitled to severance under his employment agreement, which is more fully described under "Employment Agreements". This benefit is designed to encourage the named executive officer's continued services to the Company by providing specified severance benefits in the event the named executive officer's employment is terminated by the Company without cause. In the event of such termination, the severance agreements provide for cash payments, continuation of certain benefits and vesting of a certain amount of unvested equity upon such termination in exchange for a release of future claims against the Company. The terms and conditions of the severance agreements are more fully described under "Termination and Change-in-Control Arrangements".

        Change-in-Control Agreements.    Our named executive officers are entitled to receive payments pursuant to specific change-in-control situations, which for Mr. Farrell are more fully described under "Employment Agreements" and for the other named executive officers are more fully described under "Termination and Change of Control Arrangements". These payments are designed to motivate our named executive officers to devote their full energies to the Company's business during the time of a change-in-control of the Company. The benefits provided to the named executive officers under the change-in-control agreements include payments of expected future salary and bonus and vesting of unvested employer contributions to the officer's 401(k) account and immediate vesting of outstanding, unvested equity awards.

Perquisites

        Our named executive officers and their dependents are entitled to participate in the Company's Exec-U-Care supplemental health insurance program, which provides reimbursement for out-of-pocket medically necessary expenses not covered under the Company's standard health insurance coverage.

Exec-U-Care reimbursement is subject to annual limits for the same or related diagnoses and a lifetime maximum of $250,000 per person. In addition to Exec-U-Care benefits, Mr. Farrell and Mr. Curran receive car allowances. In fiscal 2008, the Company paid premiums of $16,600 for additional life and disability insurance policies for Mr. Farrell, pursuant to his employment agreement. No other perquisites are available to the named executive officers.

CEO Stock Ownership Guidelines

        The Board believes that, in order to better align the interests of the chief executive officer of the Company and stockholders of the Company, the chief executive officer should have a financial stake in the Company. In furtherance of this policy, on May 13, 2008, the Board adopted ownership guidelines that provide that the Company's chief executive officer must own an amount of the Company's common stock equal to at least five times (5X) his or her annual salary. Mr. Farrell will have up to four years to meet the ownership guidelines and a new chief executive officer would have four years from the time he or she is named as the chief executive officer to meet the ownership guidelines.

Tax and Accounting Implications

        Deductibility of Executive Compensation.    Like most employers, we take allowable tax deductions for the compensation that we pay to our employees. Section 162(m) of the Internal Revenue Code, however, can prevent us from taking that deduction for compensation over $1 million paid for any one year to certain of our executive officers, unless certain conditions are met. Such conditions include a requirement that compensation be "performance based" and that bonus or equity compensation plans be approved by the stockholders of a company.

        The Compensation Committee designs some elements of executive compensation to ensure full deductibility. The Compensation Committee approved, and our stockholders adopted at their 2006 Annual Meeting, our 2006 Long-Term Incentive Plan. This plan authorizes, among other things, annual cash bonuses and performance-based equity awards that can be qualified for full deductibility under Section 162(m). The plan also permits awards to be granted that do not qualify as fully deductible under Section 162(m).

        While the Compensation Committee is mindful of the limitations imposed by Section 162(m), it believes that stockholder interests are best served by not restricting THQ's discretion and flexibility in crafting compensation programs, even though those programs may result in non-deductible compensation expenses. Accordingly, the Compensation Committee has from time to time approved elements of compensation for certain officers that are not fully deductible, and may do so again.

        Accounting for Stock-Based Compensation.    THQ accounts for stock-based compensation in accordance with the requirements of Financial Accounting Standards Board Statement of Financial Accounting Standard No. 123 (revised 2004), Share-Based Payment ("FAS 123(R)"). Under the fair value provisions of this statement, stock-based compensation expense is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period, which is the vesting period.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis, as required by Item 402(b) of Regulation S-K, with management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for THQ's 2008 annual meeting of stockholders and incorporated by reference into THQ's Annual Report on Form 10-K for the fiscal year ended March 31, 2008.

Compensation Committee
James L. Whims, Chairman Henry T. DeNero Brian P. Dougherty

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee in fiscal 2008 consisted entirely of the three independent directors listed above. Each member of the Compensation Committee is a non-employee director and no member has any direct or indirect material interest in, or relationship with, THQ outside of his position as a director. To our knowledge, there were no other interrelationships involving members of the Compensation Committee or other directors requiring disclosure.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table summarizes the compensation for the fiscal year ended March 31, 2008 ("fiscal 2008") and March 31, 2007 ("fiscal 2007"), for each of the following: (i) our Principal Executive Officer, (ii) our Principal Financial Officer and each person who served in the capacity as our principal financial officer during fiscal 2008, and (iii) our three most highly compensated executive officers other than our Principal Executive Officer and Principal Financial Officer in fiscal 2008, each of whom was serving as an executive officer of the Company as of March 31, 2008 (the "named executive officers").

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)		Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation(4) ($)		Total ($)

Brian J. Farrell President, Chief Executive Officer, and Board Chairman	2008 2007	$651,087 626,045	$	— —	$417,308 283,377	$1,496,321 1,496,606	$156,261 913,713	$ $	40,226 45,651	$2,761,203 3,365,392

Colin L. Slade(5) Executive Vice President, Chief Financial Officer	2008	35,538		165,000	0	11,288	—		90	211,916

Ian Curran(6) Executive Vice President, International Studios	2008 2007	355,417 293,968		— —	135,681 88,802	572,503 511,024	43,791 271,076		67,644 59,352	1,175,036 1,224,222

James M. Kennedy(7) Executive Vice President, Business and Legal Affairs	2008	332,025		—	159,999	575,691	35,000		19,512	1,122,227

Jack Sorensen Executive Vice President, Worldwide Studios	2008 2007	432,539 397,488		— —	256,780 173,074	922,162 859,133	72,000 397,806		18,562 14,503	1,702,043 1,842,004

Edward K. Zinser(8) Former Chief Financial Officer	2008 2007	305,963 346,112		— —	256,780 173,074	39,666 1,028,507	— 378,863		20,372 11,358	622,781 1,937,914

Rasmus van der Colff Interim Chief Financial Officer	2008	216,346		—	18,370	56,692	51,781		3,550	346,739

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the THQ Inc. Management Deferred Compensation Plan.

(2)
Amounts disclosed under "Stock Awards" and "Option Awards" represent the stock-based compensation expense recognized for financial statement reporting purposes pursuant to FAS 123(R) (disregarding the estimate of forfeitures related to service-based vesting conditions) rather than an amount paid to or realized by the named executive officer. Since we expense our equity awards over the vesting periods, the expense recognized for each named executive officer in fiscal 2008 and fiscal 2007 includes expense related to equity awards granted in prior fiscal years. See Note 14 to the Company's consolidated financial statements included in its Form 10-K for the fiscal year ended March 31, 2008 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FAS 123(R). There can be no assurance that the FAS 123(R) amounts will ever be realized.

(3)
Amounts disclosed under "Non-Equity Incentive Plan Compensation" represent cash bonuses paid pursuant to the Company's executive compensation program for services rendered in fiscal 2008 and fiscal 2007. Bonuses for services rendered in fiscal 2007 were paid in fiscal 2008 and bonuses for services rendered in fiscal 2008 were paid in fiscal 2009.

(4)
Amounts disclosed under "All Other Compensation" in fiscal 2008 consist of the following:

Name	Automobile Allowance	Contributions and Allocations to Defined Contribution Plans*	Exec-U-Care Supplemental Health Insurance Contributions	Life Insurance Premiums Paid by the Company	Tax Gross Ups	Total All Other Compensation
Brian J. Farrell	$9,000	$18,890	$4,106	$8,230	$—	$40,226
Colin L. Slade	—	—	—	90	—	90
Ian Curran	24,077	42,650	250	667	—	67,644
James M. Kennedy	—	16,863	1,674	975	—	19,512
Jack Sorensen	—	16,863	619	1,080	—	18,562
Edward K. Zinser(8)	—	16,863	250	720	2,539	20,372
Rasmus van der Colff	—	3,055	—	495	—	3,550
*
Since our 401(k) Plan was established in compliance with ERISA, it is a calendar year plan and thus the amounts reported for fiscal 2008 were earned January 1, 2007 through December 31, 2007.

(5)
Mr. Slade was appointed Executive Vice President and Chief Financial Officer as of February 29, 2008.

(6)
Mr. Curran's compensation was paid in British Pounds; all compensation information for him included in this proxy has been converted into U.S. dollars using the exchange rate on the date of each payment. Mr. Curran's non-equity incentive plan compensation for fiscal 2008 was calculated using the exchange rate on June 9, 2008, the closest practicable date to the actual pay date, which is expected to be June 25, 2008. Contributions and allocations to defined contribution plans include contributions to Mr. Curran's U.K.-based pension plan.

(7)
Mr. Kennedy became a named executive officer of THQ in fiscal 2008 and thus compensation information is not included for fiscal 2007.

(8)
Mr. Zinser's employment with the Company terminated on November 26, 2007. Amounts earned during fiscal 2008 reflect salary earned and benefits received through such date. A certain portion of the amount that the Company contributed to Mr. Zinser's defined contribution plan was forfeited when his employment with the Company terminated. Additionally, during fiscal 2008, 47,125 shares of restricted stock (both PARS and PARSUs) and 183,873 stock options were forfeited when Mr. Zinser's employment with the Company terminated. This included all the stock and option awards granted to Mr. Zinser in fiscal 2008 as well as unvested stock and option awards from prior years. An additional 27,084 vested stock options were forfeited unexercised during fiscal 2009. Mr. Zinser has no remaining outstanding stock or option awards.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2008

        The following table provides certain information with respect to grants of awards to each of the Company's named executive officers in fiscal 2008.

All Other Option Awards: Number of Securities Underlying Options (#) (j)
All Other Stock Awards: Number of Shares of Stocks(4) (#) (i)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)					Exercise or Base Price of Option Awards ($/Sh) (k)		Grant Date Fair Value of Stock and Option Awards(5) (l)
Name (a)	Grant Date(1) (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)

Brian J. Farrell	5/14/07 5/15/07	0 —	$781,304 —	$1,203,208 —	— 0	— 4,666	— 4,666	— 23,333	— 130,000	$	— 32.80	$	— 2,195,725

Colin L. Slade	3/13/08	—	—	—	—	—	—	—	150,000		18.75		773,100

Ian Curran	5/14/07 5/15/07 8/16/07	0 — —	221,331 — —	340,850 — —	— 0 —	— 1,633 —	— 1,633 —	— 8,167 —	— 45,500 15,000		— 32.80 28.23		— 768,519 121,493

James M. Kennedy	5/14/07 5/15/07	0 —	175,000 —	269,500 —	— 0	— 1,867	— 1,867	— 9,333	— 52,000		— 32.80		— 878,283

Jack Sorensen	5/14/07 5/15/07	0 —	360,000 —	554,400 —	— 0	— 2,916	— 2,916	— 14,583	— 81,250		— 32.80		— 1,372,324

Edward K. Zinser(6) (former Chief Financial Officer)	5/14/07 5/15/07	0 —	269,967 —	415,749 —	— 0	— 0	— 0	— 14,583	— 81,250		— 32.80		— 1,372,324

Rasmus van der Colff (Interim Chief Financial Officer)	— 6/8/07 3/13/08	0 — —	86,301 — —	145,848 — —	— 0	— 600	— 600	— 3,000 5,000	— 20,000 —		— 33.48 18.75		— 306,528 93,750

(1)
Equity awards to our named executive officers were made in accordance with our equity grant policy described in "Compensation Discussion and Analysis—Long Term Equity Compensation." Our current policy is to consider equity awards to the named executive officers at the time of the regularly scheduled May Compensation Committee meeting in order to align decisions for all elements of compensation for the named executive officers to the same date. Mr. Slade was awarded an equity grant consisting of 150,000 options shortly after he commenced his employment with the Company. Mr. Curran was awarded a promotional equity grant on August 16, 2007.

The non-equity incentive plan awards were made by the Compensation Committee on May 14, 2007 and were performance-based cash bonus awards.

(2)
The numbers in these columns represent the range of potential cash bonus awards that could have been earned by our named executive officers in fiscal 2008 pursuant to our executive compensation program. The program provides for the award of annual cash bonuses based upon the attainment of specified revenue and operating income and also individual performance. The actual amount paid to each of the named executive officers for the fiscal year ended March 31, 2008 is set forth in the Summary Compensation Table under the column Non-Equity Incentive Plan Compensation. These awards are described in further detail under "Compensation Discussion and Analysis" beginning on page 18. Column (d), "Target" is each named executive officer's Target Bonus and column (e), "Maximum" is the maximum bonus each officer could have earned if paid 150% of the Company Goal component of the Target Bonus and if such officer had achieved a 1.1 multiplier for his personal performance factor. Mr. van der Colff, pursuant to the Company's compensation program for non-executive officers, was eligible to achieve a 1.3 multiplier for his personal performance factor.

(3)
Represents the threshold, target and maximum number of PARSUs that could have been earned by the named executive officers for fiscal 2008 performance from the grant made to the named executive officers in fiscal 2008. Such amounts were not actually earned because the accelerated vesting criteria for the PARSUs was not achieved in fiscal 2008. For information regarding the accelerated vesting criteria, see the discussion regarding "Stock Unit Awards" on page 25.

(4)
All other stock awards are PARSUs that were granted to the named executive officers under our Long-Term Incentive Plan in fiscal 2008, except for Mr. van der Colff's grant of 5,000 RSUs on March 13, 2008. This number includes the PARSUs that could have been accelerated that are listed in columns (g) and (h).

(5)
The Grant Date Fair Value is computed in accordance with FAS 123(R). See Note 14 to the Company's consolidated financial statements included in its Form 10-K for the fiscal year ended March 31, 2008 for a discussion of the relevant assumptions used in calculating grant date fair value. There can be no assurance that the Grant Date Fair Value of Stock and Option Awards will ever by realized.

(6)
Mr. Zinser's awards were forfeited upon the termination of his employment with the Company in November 2007.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements.

        Brian J. Farrell.    Mr. Farrell is employed with THQ pursuant to an Amended and Restated Employment Agreement, dated July 20, 2006 (the "Employment Agreement"). The Employment Agreement includes the following key provisions:

    •
    Compensation—Mr. Farrell shall be paid an annual base salary of at least $626,045, subject to annual review as of March 31, 2007. In fiscal 2008, Mr. Farrell's base salary, as adjusted by the Compensation Committee effective as of April 1, 2007, was $651,087. In addition, Mr. Farrell is entitled to a bonus each fiscal year in accordance with the Company's executive compensation program (see "Compensation Discussion and Analysis," beginning on page 18, herein). The Board may also award Mr. Farrell a performance bonus based upon the Company's and his performance.

    •
    Additional Benefits—A life insurance policy in the amount of $3.0 million, disability insurance in the amount of 80% of his base salary, a car allowance, and at least all other benefits made available by the Company to other senior executives of the Company in the United States.

    •
    Term—Mr. Farrell shall be employed by THQ as our President and Chief Executive Officer through March 31, 2010. Commencing on March 31, 2008 and thereafter, the Employment Agreement shall be automatically extended each year on March 31 by a period of one (1) additional year if the Company has not given Mr. Farrell notice that it does not want to extend the Employment Agreement. The Company did not give Mr. Farrell such notice by March 31, 2008 and thus the Employment Agreement has been extended through March 31, 2011. The Employment Agreement shall automatically terminate on March 31 of the calendar year in which Mr. Farrell turns 65 years of age.

    •
    Excise Tax Gross-Up Payment—In the event that Mr. Farrell is required to pay, due to any payments made to him under his employment agreement, any excise tax imposed by Section 4999 of the Internal Revenue Code, the Company shall pay Mr. Farrell a gross-up payment to cover such excise taxes, interest and penalties.

        The Employment Agreement may be terminated by the Company: (i) in the event of Mr. Farrell's death or disability, or (ii) for Cause, and may be terminated by Mr. Farrell: (a) at will, or (b) for Good Reason. The Employment Agreement provides for a severance payment upon termination of employment as a result of death or disability, termination by the Company without Cause, termination by Mr. Farrell for Good Reason, or termination in connection with a Change of Control. See below, "Potential Payments upon Termination or Change in Control", for a description of these provisions in the Employment Agreement. "Cause," "Good Reason," and "Change in Control" are defined in the Employment Agreement.

        Ian Curran.    Under UK law, we are required to provide our UK employees with a statement of the main terms and conditions of employment. Mr. Curran has been provided such a statement which sets forth the following key terms and conditions of his employment:

  •
  Salary of £141,750 per year, to be reviewed annually;

  •
  Discretionary bonus dependent upon overall Company and individual performance;

  •
  Car allowance of £1,000 per month; and

  •
  Welfare benefits similar to those offered to other THQ employees in the UK.

        Pursuant to Mr. Curran's statement of terms and conditions, both he and the Company must provide the other with 12 months notice in writing in order to terminate his employment with the Company.

        Non-Equity Incentive Plan Compensation.    The amounts in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation table reflect the annual cash bonuses paid to our named executive officers under our executive compensation program. The formula used to determine these awards is as follows:

Base Salary × Target Bonus % ×	(Company Goal % + Individual Goals % ("Goals")	×	Personal Performance Factor	=	Bonus Payout

        Target Bonuses for the named executive officers in fiscal 2008 were as follows: Brian J. Farrell—120%; Ian Curran—60%; James M. Kennedy—50% and Jack Sorensen—80%. Mr. van der Colff, who is a Vice President of the Company, had a Target Bonus of 40%.

        Because THQ did not achieve its revenue or earnings targets in fiscal 2008, as described above in "Compensation Discussion & Analysis—Annual Cash Bonus", beginning on page 22, the Company Goal component for each executive officer was not funded. The Individual Goals were funded at 100%. The Compensation Committee then multiplied the Individual Goals payout (since the Company Goal payout was $0) by a personal performance factor, ranging from 0.7 to 1.1 to determine the total bonus payout.

        Option and Stock Awards.    During fiscal 2008, our named executive officers received option grants under our THQ Inc. 2006 Long-Term Incentive Plan (the "LTIP") at exercise prices equal to the fair market value of our common stock on the date of grant. These options vest ratably over a three-year period after grant, subject to the named executive officer's continued employment with the Company. All options granted to the named executive officers in fiscal 2008 under the LTIP expire five years from the grant date, unless the officer's employment with the Company terminates before the end of such five-year period.

        Additionally, performance accelerated restricted stock units ("PARSUs") were granted to our named executive officers on May 15, 2007. THQ's closing price per share was $32.80 on that date. The PARSUs are subject to forfeiture and will vest on the fifth anniversary of the grant date if the executive officer is still employed with the Company; however, 20% of the shares subject to each award will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained in the corresponding fiscal year. Because the Company did not achieve the accelerated vesting goals in fiscal 2008, no awards were accelerated for fiscal 2008.

        Compensation Mix.    In fiscal 2008, our named executive officers received the following amounts of salary and bonus in proportion to total compensation (Mr. Slade and Mr. Zinser are excluded since neither received a cash bonus under the Company's non-equity incentive plan):

Executive	Salary and Cash Bonus as a percentage of Total Compensation	Long-Term Equity as a percentage of Total Compensation(1)
Brian J. Farrell	27%	73%
Ian Curran	30	70
James M. Kennedy	30	70
Jack Sorensen	27	73
Rasmus van der Colff (Interim Chief Financial Officer)	40	60

(1)
Long-term equity calculated based upon grant date fair value of stock and option awards pursuant to FAS 123(R).

OUTSTANDING EQUITY AWARDS AS OF MARCH 31, 2008

        The following table sets forth certain information regarding stock-based awards held by each named executive officer as of March 31, 2008.

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (d)	Option Expiration Date (e)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (f)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#) (g)

Brian J. Farrell	362,000 161,527 43,334 —	— 80,761 86,666 130,000	(2) (3) (4)	$11.67 18.57 26.12 32.80	10/22/2008 4/1/2010 4/3/2011 5/15/2012	— 34,791 18,666 23,333	(2) (3) (4)	$	— 741,396 397,772 497,226

Colin L. Slade	—	150,000	(5)	18.75	3/13/2013	—			—

Ian Curran	19,999 — 23,075 15,167 — —	— — 23,075 30,333 45,500 15,000	(6) (3) (4) (7)	11.87 — 19.66 26.12 32.80 28.23	8/6/2009 — 10/14/2010 4/3/2011 5/15/2012 8/16/2012	— 9,940 — 6,534 8,167 —	(2) (3) (4)		— 211,821 — 139,240 174,039 —

James M. Kennedy	25,000 57,689 17,334 —	— 28,843 34,666 52,000	(2) (3) (4)	11.67 18.57 26.12 32.80	10/22/2008 4/1/2010 4/3/2011 5/15/2012	— 12,425 7,467 9,333	(2) (3) (4)		— 264,777 159,122 198,886

Jack Sorensen	125,000 96,916 27,084 —	— 48,457 54,166 81,250	(2) (3) (4)	11.67 18.57 26.12 32.80	10/22/2008 4/1/2010 4/3/2011 5/15/2012	— 20,875 11,667 14,583	(2) (3) (4)		— 444,846 248,624 310,764

Edward K. Zinser(8) (former Chief Financial Officer)	100,000 66,916 27,084	— — —		13.80 18.57 26.12	4/12/2009 4/1/2010 4/3/2011	— — —			— — —

Rasmus van der Colff (Interim Chief Financial Officer)	— —	20,000 —	(9)	33.48 —	6/8/2012 —	3,000 5,000	(9) (10)		63,930 106,550

(1)
Calculated based upon the closing market price of our common stock, $21.31, on March 28, 2008, the last trading day for our common stock in fiscal 2008.

(2)
These awards were granted on April 1, 2005. The options vest in one-third increments on each of the first three anniversaries of the grant date, subject to the continued employment of the recipient. The first one-third of the stock options vested on April 1, 2006, the second one-third vested on April 1, 2007 and the last third vested on April 1, 2008 (which was in fiscal 2009 and thus was not disclosed as "exercisable" above). The stock awards are performance accelerated restricted stock ("PARS"), which fully vest on April 1, 2010, subject to the continued employment of the recipient; provided, however, 20% of the PARS will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained in the corresponding fiscal year. The Company attained its performance targets in fiscal 2007, thus 20% of the PARS vested on May 30, 2007.

(3)
These awards were granted on April 3, 2006. The options vest in one-third increments on each of the first three anniversaries of the grant date, subject to the continued employment of the recipient. The first one-third of the stock options vested on April 3, 2007, the second one-third vested on April 3, 2008 (which was in fiscal 2009 and thus was not disclosed as "exercisable" above), and the last third will vest on April 3, 2009. The stock awards are performance accelerated restricted stock units ("PARSUs"), which fully vest on April 3, 2011, subject to the continued employment of the recipient; provided, however, 20% of the PARSUs will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained in the corresponding fiscal year. The Company attained its performance targets in fiscal 2007, thus 20% of the PARSUs vested on May 30, 2007.

(4)
These awards were granted on May 15, 2007. The options vest in one-third increments on each of the first three anniversaries of the grant date, subject to the continued employment of the recipient. The first one-third of the stock options vested on May 15, 2008 (which was in fiscal 2009 and thus was not disclosed as "exercisable" above), the second one-third will vest on May 15, 2009, and the last third will vest on May 15, 2010. The stock awards are PARSUs, which fully vest on May 15, 2012, subject to the continued employment of the recipient; provided, however, 20% of the PARSUs will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained in the corresponding fiscal year.

(5)
These options were awarded to Mr. Slade on March 13, 2008, shortly after be became an employee of the Company. The options will vest in one-third increments on each of the first three anniversaries of the grant date, subject to Mr. Slade's continued employment with the Company.

(6)
These options were granted to Mr. Curran on October 14, 2005 and vest in one-third increments on each of the first three anniversaries of the grant date, subject to Mr. Curran's continued employment with the Company. The first one-third of the stock options vested on October 14, 2006, the second one-third vested on October 14, 2007 and the last third will vest on October 14, 2008.

(7)
These options were granted to Mr. Curran on August 16, 2007 and vest in one-third increments on each of the first three anniversaries of the grant date, subject to Mr. Curran's continued employment with the Company. The first one-third of the stock options will vest on August 16, 2008, the second one-third will vest on August 16, 2009 and the last third will vest on August 16, 2010.

(8)
Mr. Zinser's employment with the Company terminated on November 26, 2007; all unvested stock and option awards terminated on such date. Mr. Zinser was eligible to exercise vested option awards for a certain period following the termination of his employment.

(9)
These awards were granted to Mr. van der Colff on June 8, 2007. The options vest in one-third increments on each of the first three anniversaries of the grant date, subject to Mr. van der Colff's continued employment with the Company. The first one-third of the stock options vested on June 8, 2008 (which was in fiscal 2009 and thus was not disclosed as "exercisable" above), the second one-third will vest on June 8, 2009, and the last third will vest on June 8, 2010. The stock awards are PARSUs, which fully vest on June 8, 2012, subject to Mr. van der Colff's continued employment with the Company; provided, however, 20% of the PARSUs will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained in the corresponding fiscal year.

(10)
These Restricted Stock Units ("RSUs") were granted to Mr. van der Colff on March 13, 2008 and vest on March 13, 2011, subject to Mr. van der Colff's continued employment with the Company.

OPTION EXERCISES AND STOCK VESTED

        The following table sets forth information concerning each exercise of stock options, SARs and similar instruments, and each vesting of stock, including restricted stock, restricted stock units and similar instruments, during fiscal 2008 for each named executive officer on an aggregated basis:

	OPTION AWARDS		STOCK AWARDS
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Brian J. Farrell	106,750	$1,376,991	8,697	$294,567
Colin L. Slade	—	—	—	—
Ian Curran	—	—	4,118	139,477
James M. Kennedy	32,500	553,657	4,972	168,402
Jack Sorensen	112,502	2,262,401	8,134	275,499
Edward K. Zinser (former Chief Financial Officer)	30,000	93,100	8,134	254,328
Rasmus van der Colff (Interim Chief Financial Officer)	—	—	—	—

(1)
Calculated based upon the closing market price of THQ's common stock on the date of exercise less the exercise price of such shares.

NON-QUALIFIED DEFERRED COMPENSATION

        The following table shows the executive contributions, earnings and account balances for the named executive officers in the THQ Inc. Management Deferred Compensation Plan (the "Deferred Compensation Plan"):

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($)(2) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($)(3) (f)
Brian J. Farrell	$125,000	$—	$(4,406)	$—	$374,851
Colin L. Slade	—	—	—	—	—
Ian Curran	—	—	—	—	—
James M. Kennedy	—	—	—	—	—
Jack Sorensen	49,821	—	(2,878)	29,484	91,759
Edward K. Zinser (former Chief Financial Officer)	373,369	—	(19,388)	77,595	959,112
Rasmus van der Colff (Interim Chief Financial Officer)	124,423	4,600	(377)	—	128,646

(1)
Includes amounts that were also reported as either "Salary" or "Non-Equity Incentive Plan Awards" in the Summary Compensation Table on page 29.

(2)
None of the earnings in this column (d) are reported in the Summary Compensation Table because they were not preferential or above market.

(3)
Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company's Summary Compensation Table in previous years when earned if that executive's compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and cash bonuses. This total reflects the cumulative value of each named executive officer's deferrals, contributions made by the Company and investment experience.

        The Deferred Compensation Plan is an unfunded, unsecured deferred compensation plan. The Deferred Compensation Plan allows participants who are officers or directors of the Company (including all named executive officers) to defer a minimum amount of $5,000 per year as follows:

  •
  Up to 100% of base salary; and

  •
  Up to 100% of variable pay, including annual cash bonus, commissions or Board fees.

        The Company may make voluntary contributions to a participant's deferred compensation account, in such amounts, and at such times as the Company may, in its sole discretion, determine. The aggregate balances shown above represent amounts that the named executive officers earned but elected to defer, plus earnings (or losses) and any contributions that the Company made to such named executive's account.

        Account balances may be invested in investments selected by the executive from an array of investment options similar to the investment options available in the Company's 401(k) Plan. The array may change from time to time; as of March 31, 2008, participants could choose among several different investments, including domestic and international growth, income, balanced and blended fund investment stock funds, bonds or money market funds. Participants can daily change their investment selections prospectively by contacting the third-party administrator of the Deferred Compensation Plan.

        When participants elect to defer amounts into the Deferred Compensation Plan, they also select when the amounts ultimately will be distributed to them. Distributions may either be made in a specific year—whether or not employment has then ended—or at a time that begins at or after the executive's retirement or separation from the Company. Distributions can be made in a single lump sum payment or in up to 15 annual installments, depending upon the officer's years of service with the Company. However, soon after a participant's employment ends, his or her account balance is automatically distributed in a lump sum—without regard to his or her election—if the participant's account balance is less than $25,000 at the time of retirement or separation or if employment ended due to the participant's death.

        In addition to the Deferred Compensation Plan, in fiscal 2008, our named executive officers could elect to defer awards of PARSUs pursuant to the Stock Unit Deferred Compensation Plan (the "Stock Deferral Plan"). The Stock Deferral Plan allows the named executive officers to defer either 50% or 100% of a PARSU award with payment of vested shares to be made (with respect to the PARSU grants made to the named executive officers on May 15, 2007) on either: (i) a certain number of months certain after any vesting (either accelerated or cliff); (ii) a set date, which must be no earlier than May 16, 2012; or (iii) six months following the named executive officer's termination of employment with THQ or a set date, which must be no earlier than May 16, 2012. Mr. Farrell and Mr. Zinser elected to defer 100% of their vested shares underlying the PARSU awards received on May 15, 2007, in accordance with the Stock Deferral Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

        All of our named executive officers have agreements that provide for payments and benefits to such named executive officers upon termination (actual or constructive) other than for "cause" or if the termination occurs within a specified period after, or in contemplation of, a change in control. The agreements also provide for payments and benefits where employment ends because of death or disability. The following pages describe these agreements and show potential payments upon termination, as if our named executive officers had been terminated on March 28, 2008*.

*
March 28, 2008 was the last business day of fiscal 2008.

        Brian J. Farrell's Employment Agreement.    As described above in the section entitled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table", Mr. Farrell is employed with THQ pursuant to an Employment Agreement. The Employment Agreement may be terminated by the Company: (i) in the event of Mr. Farrell's death or disability or (ii) for Cause, and may be terminated by Mr. Farrell: (a) at will, or (b) for Good Reason. In the event that Mr. Farrell terminates the Employment Agreement for Good Reason, or the Company terminates the Employment Agreement without Cause at any time or within one year after a Change of Control, Mr. Farrell shall be entitled to the following benefits:

  •
  A lump sum payment equal to three times the sum of (A) base salary on the date of termination, plus (B) bonus compensation at the annual rate of the highest bonus amount received by Mr. Farrell during any prior fiscal year;

  •
  The immediate vesting of Mr. Farrell's rights in all employee benefit and compensation plans, including stock options and stock awards not fully vested at such time;

  •
  For the greater of three years or the balance of the employment term, as set forth in the Employment Agreement: (i) medical and dental insurance, unless Mr. Farrell receives substantially equivalent medical and dental coverage from a third party employer without cost to him; (ii) the additional life and disability insurance coverage; and (iii) perquisites received by Mr. Farrell at the time of termination;

  •
  Payment of the fees and disbursements incurred by counsel to Mr. Farrell as a result of the termination of Mr. Farrell's employment;

  •
  Appropriate office and secretarial assistance for six months after termination of Mr. Farrell's employment; and

  •
  A gross-up payment if excise taxes (including penalties and interest) are owed by Mr. Farrell.

        If Mr. Farrell were terminated in accordance with the foregoing on March 28, 2008, he would have received the following:

Name	Base Salary Payment	Bonus Payment	Accelerated Vesting of Unvested Option & Stock Awards(1)	Group & Health Benefits(2)	Other(3)	Excise Tax Gross-Up Payment	Total
Brian J. Farrell	$1,953,261	$2,741,139	$1,857,679	$114,622	$34,051	$0	$6,700,752

(1)
These amounts represent the intrinsic value at March 28, 2008 of unvested options and stock awards that would vest upon termination, based upon the closing stock price of THQ's common stock on March 28, 2008, which was $21.31.

(2)
Group and health benefits include medical and dental insurance coverage and life and disability insurance coverage.

(3)
Other includes three years automobile allowance and six months use of an office and secretarial services.

        Severance Agreements.    THQ's Board believes that it is in the best interests of the Company and its stockholders to encourage the continued services of our named executive officers and to ensure the officer's continued dedication by providing specified severance benefits in the event the named executive officer's employment is terminated by the Company without Cause. For that reason, the Company has entered into severance agreements with each of the named executive officers of THQ, other than Mr. Farrell (the "Severance Agreements"). Mr. Farrell's Employment Agreement provides for the payment of benefits to him in the event of termination under certain circumstances as described above.

        The Severance Agreements provide for the payment of the following benefits if the named executive officer's employment with THQ or its subsidiaries is terminated by the Company without Cause unless the named executive officer is entitled to benefits under the Change-in-Control Agreement described below:

  •
  A cash payment equal to the sum of (i) one times the named executive officer's current base salary, and (ii) either (a) one times the annual bonus paid (including amounts deferred) in respect of the fiscal year of the Company immediately preceding the fiscal year in which the termination occurs, or

    (b) any accrued but unpaid bonus for the fiscal year ended immediately prior to the fiscal year in which the termination occurs; provided, however, if the named executive officer has been employed with the Company for less than one year, then the amount paid under the preceding clause (ii) shall be equal to one times the named executive officer's annual target bonus in effect at the date of termination.

  •
  COBRA premiums under the Company's group health plan for a period of 12 months.

        In addition, if on the date of termination, the named executive officer shall not be fully vested with respect to any stock options previously granted to such named executive officer, the named executive officer will immediately be vested on the date of termination in that number of additional options that would have vested during the 12 months following the date of termination as if such stock options had become vested in equal monthly increments over the vesting period.

        In exchange for the aforementioned cash severance and option vesting acceleration the executive must execute a release of his or her right to bring claims against the Company.

        If our named executive officers had been terminated on March 31, 2008, in accordance with the foregoing, each would receive approximately the following cash amounts under the Severance Agreements:

Name	Base Salary Payment	Bonus Payment	Accelerated Vesting of Unvested Option Awards(1)	Accelerated Vesting of Unvested Stock Awards	COBRA Premiums		Total
Colin L. Slade	$440,000	$330,000	$128,000	$0	$14,300		$912,300
Ian Curran	379,305	271,076	38,074	0	0	(3)	688,455
James M. Kennedy	350,000	208,709	79,030	0	4,645		642,384
Jack Sorensen	450,000	397,806	132,772	0	14,300		994,878
Rasmus van der Colff(2)	125,000	50,000	0	0	7,150		182,150

(1)
These amounts represent the intrinsic value at March 28, 2008 of unvested options that would vest upon termination, based upon the closing stock price of THQ's common stock on March 28, 2008, which was $21.31.

(2)
Mr. Van der Colff, who is a Vice President of the Company, would receive one-half (1/2) of the amounts described above.

(3)
COBRA payments are governed by the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985. Mr. Curran is a UK resident and thus COBRA is not applicable to him.

        Change-in-Control Severance Agreements.    THQ's Board believes that it is in the best interests of the Company and its stockholders to encourage our key officers to continue their services and their dedication to their assigned duties in the event of any threat or occurrence of any change in control of the Company. For that reason, in addition to the Severance Agreements, we have entered into agreements with each of our named executive officers, other than Mr. Farrell (the "Change-in-Control Agreements"). Mr. Farrell's Employment Agreement provides for the payment of benefits to him in the event of a change in control under certain circumstances as described above.

        The Change-in-Control Agreements provide the following benefits in the event that a named executive officer is terminated following a Change in Control of THQ by the Company without Cause or by the named executive officer for Good Reason:

  •
  A cash payment of (i) one and one-half (1 1/2) times the named executive officer's current salary; plus (ii) one times the target annual bonus then in effect for such officer; plus (iii) the product of the bonus amount described in clause (ii) and a fraction, the numerator of which is the number of days in the current fiscal year through the date of termination and the denominator of which is 365; plus (iv) any accrued but unpaid bonus for the preceding fiscal year;

  •
  Medical accident, disability and life insurance coverage for 12 months after termination at the lesser of the current cost or active employee cost;

  •
  A cash payment equal to the value of any unvested portion of employer contributions to the named executive officer's account under the Company's 401(k) Plan; and

  •
  A gross-up payment if excise taxes (including penalties and interest) are owed by such named executive officer.

        In addition, if on the date of termination such named executive officer's stock options or stock awards are not fully vested, all such stock options or awards shall become immediately vested and stock options shall be exercisable for such period as provided in the plan and/or agreement governing such stock options or awards.

        In order to receive any benefits under a Change-in-Control Agreement, the named executive officer may not voluntarily leave THQ without "Good Reason". "Good Reason" is defined to include any of the following events after a Change in Control: (a) involuntary termination of the named executive officer; (b) a reduction of the named executive officer's rate of annual base salary as in effect immediately prior to the Change in Control or failure to pay such salary; (c) a requirement that the named executive officer relocate to a primary work location more than 25 miles from the primary work location at the time of the Change in Control; (d) the Company's failure to provide the named executive officer with employee benefit plans, compensation plans, paid vacation, expense reimbursement and other fringe benefits, on terms that are in all material respects no less favorable, in the aggregate, than those provided under plans, practices, programs and policies of the Company as in effect immediately prior to the Change in Control; (e) the failure to maintain the effectiveness of the Change-in-Control Agreements after the Change of Control; and (f) a material diminution of duties, authorities or reporting responsibilities.

        The definition of a Change in Control for purposes of the Change-in-Control Agreements is complex but is summarized as follows. It provides that a change in control will have occurred if:

  •
  Any person not affiliated with THQ acquires 50% or more of the voting power of our outstanding securities;

  •
  During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board cease for any reason to constitute at least a majority of the Board (except for certain individuals nominated to the Board by a majority of the incumbent directors);

  •
  We merge with another company and our voting stock represents less than 60% of the voting power of the new entity;

  •
  Our stockholders approve a plan of complete liquidation or dissolution of the Company; or

  •
  Any other event occurs which the Board deems to constitute a Change in Control.

        If our named executive officers were terminated in accordance with the foregoing on March 28, 2008, they would have received the following:

Name	Cash Payment(1)	Accelerated Vesting of Unvested Option Awards(2)	Accelerated Vesting of Unvested Stock Awards	Group & Health Benefits	Excise Tax Gross-Up Payment	Total
Colin Slade	$1,320,000	$384,000	$0	$12,103	$0	$1,716,103
Ian Curran(3)	1,024,124	38,074	525,100	11,923	0	1,599,221
James M. Kennedy	891,352	79,030	626,785	5,263	0	1,602,430
Jack Sorensen	1,395,000	132,772	1,004,234	12,103	0	2,544,109
Rasmus van der Colff	453,055	0	170,480	11,279	275,147	909,961

(1)
Cash payment consists of base salary, target bonus and unvested 401(k) account balances as follows:

Name	Base Salary Payment	Bonus Payment	Unvested 401(k) Payment	Total Cash Payment
Colin Slade	$660,000	$660,000	$0	$1,320,000
Ian Curran	568,958	455,166	0	1,024,124
James M. Kennedy	525,000	350,000	16,352	891,352
Jack Sorensen	675,000	720,000	0	1,395,000
Rasmus van der Colff(4)	250,000	200,000	3,055	453,055
(2)
These amounts represent the intrinsic value at March 28, 2008 of unvested options that would vest upon termination, based upon the closing stock price of THQ's common stock on March 28, 2008, which was $21.31.

(3)
Mr. Curran is not a United States taxpayer and would not be subject to the excise taxes under section 280G of the United States Internal Revenue Code. The Company does not take a U.S. tax deduction for his compensation and thus would not lose its deduction for excess parachute payments.

(4)
The benefits described are for Executive Vice Presidents of the Company. Mr. van der Colff, who is a Vice President of the Company, would receive one times his current salary, rather than 1.5 times current salary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires THQ's directors and executive officers, and persons who own more than ten percent of THQ's common stock, to file reports of ownership and changes in ownership of common stock of THQ. We have adopted procedures to assist THQ's directors and officers in complying with these requirements, which include assisting officers and directors in preparing forms for filing.

        To our knowledge, based solely upon a review of such reports furnished to us and written representations that no other reports were required, we believe that during fiscal 2008, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with on a timely basis, with the exception of a Form 4 filing for Mr. Slade reporting the grant of 150,000 options that was made shortly after he became an employee of the Company.

DELIVERY OF ANNUAL MEETING MATERIALS

        If you share an address with another stockholder, each stockholder may not receive a separate copy of our Annual Report and proxy materials pursuant to an SEC-approved program referred to as "householding." Stockholders who would like to receive a separate copy or additional copies of these materials may request them by sending an e-mail to investorinfo@thq.com, calling 1-818-871-5125 or writing to: Investor Relations, THQ Inc., 29903 Agoura Road, Agoura Hills, CA 91301.

        Stockholders who share an address and receive multiple copies of our Annual Report and proxy materials may also request to receive a single copy by following the instructions above. Current and prospective investors can also access our Form 10-K, proxy statement and other financial information on the Investor Relations section of our web site at www.thq.com/company/investor.

REPORT OF THE AUDIT COMMITTEE

        This report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

        The Audit Committee's responsibilities are described in a written charter, which was adopted by the Board and is reviewed by the Audit Committee on an annual basis. During fiscal 2008, the members of the Audit Committee were Henry DeNero (Chairman), Lawrence Burstein and Jeffrey Griffiths. The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Global Select Market (the "Rules"), and one of its members, Henry T. DeNero, is a "financial expert" as defined by the Rules and the definitions promulgated by the Securities and Exchange Commission. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees pursuant to the Rules as well as rules promulgated by the Securities and Exchange Commission.

        THQ's management is responsible for preparing the Company's financial statements and the Company's independent registered public accountants, Deloitte & Touche LLP ("Deloitte"), are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by THQ's management and Deloitte. Additionally, in fulfilling its responsibilities, the Audit Committee, among other things, approves the services of the independent registered public accountants, oversees internal audit, reviews financial statements, earnings releases and other accounting matters, oversees the Company's systems of internal controls and approves related party transactions.

        In this context, the Audit Committee has met and held discussions with management and Deloitte. Management represented to the Audit Committee that THQ's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Deloitte.

        The Audit Committee has discussed with Deloitte matters required to be discussed by Statement on Auditing Standards No. 61 and No. 90, Communication With Audit Committees, as amended. In addition, Deloitte provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee and Deloitte have discussed Deloitte's independence from THQ and its management, including the matters in those written disclosures.

        The Audit Committee has discussed with Deloitte, with and without management present, their evaluations of THQ's internal accounting controls and the overall quality of THQ's financial reporting.

        Following the Audit Committee's discussions with management and Deloitte, and in reliance on the reviews and discussions discussed above, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended March 31, 2008, for filing with the Securities and Exchange Commission. The Committee also reappointed Deloitte as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2009 and the Board concurred in such reappointment.

    Audit Committee:

    Henry T. DeNero, Chairman
    Lawrence Burstein
    Jeffrey W. Griffiths

PROPOSAL NUMBER 2
APPROVAL OF AN AMENDMENT TO THE THQ INC. 2006 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES THAT WILL BE AVAILABLE FOR ISSUANCE

INTRODUCTION

        Our Board has adopted, and recommended that the stockholders approve, an amendment to our 2006 Long-Term Incentive Plan (the "LTIP") to increase the number of shares that will be available for issuance under the LTIP by five and one-half million (5,500,000). The LTIP was originally approved by the stockholders on July 20, 2006 with a total of six million shares available for issuance.

        This section provides a summary of the LTIP, as proposed to be amended. The complete LTIP, as proposed to be amended, is annexed to this proxy statement as Exhibit A. For a complete description of the terms and conditions of the LTIP, you should read the proposed, amended LTIP.

REASONS FOR AMENDMENT

        The purpose of the proposed amendment is to ensure that the LTIP includes a sufficient number of shares for employees, officers and directors to be appropriately compensated under the LTIP going forward. The Board believes that the Company's long-term financial interests, including its growth and performance, are dependent upon its ability to attract and retain selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company's success and to achieve its long-term objectives.

	Long-Term Incentive Plan (LTIP)
	All Equity Awards Outstanding*	Options Exercisable	Employees with Equity Grants Outstanding	LTIP Shares Available for Future Issuance	Common Shares Outstanding
June 2, 2008	9,514,759	3,909,167	1,920	1,972,580	66,671,670

*
8,635,437 options outstanding
879,322 full value awards outstanding
3.11 years weighted average term remaining on outstanding equity awards
$21.87 weighted average price on outstanding equity awards

        As of June 2, 2008, 47% of the outstanding stock options and 34% of the exercisable stock options were "under water", meaning that the exercise price of the stock option was higher than THQ's closing stock price as of such date, which was $20.78. In general, we grant a net amount of no more than 2.7 million options and restricted stock units per fiscal year from the LTIP. In fiscal 2008, the net amount granted was 2.6 million option and restricted stock units. The approximate mix of the grants are: 1/3 for the executive officers of the Company, 1/3 for the highest non-executive performers of the Company, and 1/3 for newly hired employees.

        We have no other equity incentive plans under which we may grant stock options or other stock-based awards. The increase in the number of shares available for issuance under the LTIP will enable us to continue to realize the benefits of granting equity incentives.

SUMMARY OF LTIP

        The following is a summary of key LTIP provisions, as proposed to be amended:

Term of Plan:	The LTIP will remain in effect until all shares subject to the plan have been purchased and/or acquired according to the provisions of the LTIP; provided, however, that no awards may be granted on or after the tenth anniversary of the plan's effective date.
Effective Date:	July 20, 2006
Award Types:	(1) Stock Options (including incentive stock options);
(2) Stock Appreciation Rights (SARs), including Tandem Stock Appreciation Rights;
(3) Restricted Stock Awards;
(4) Other Stock Unit Awards; and
(5) Performance Awards (in the form of Performance Shares or Performance Units, including annual cash bonuses)
Shares Authorized:	If the amendment is approved, the total number of shares of THQ common stock that may be issued under the plan will not exceed 11.5 million shares, subject to certain adjustments.
Shares subject to awards of stock options or SARs count against the share limit 1:1 (one share for every one share granted).
Shares subject to awards other than stock options or SARs count against the share limit 2.17:1 (2.17 shares for every one share granted).
Award Limits:	(1) Annual per person maximum of 1,000,000 stock options or SARs;
(2) Annual per person maximum of 500,000 restricted stock, performance shares or other stock unit award provided, however, in any 12-month period in connection with the initial employment of a participant (or the participant's re-employment following a termination of at least 90 days), such maximum amounts may be 2,000,000 for stock options and stock appreciation rights or 1,000,000 for restricted stock, performance shares or other stock unit awards.

Additionally, maximum cash payout with respect to Performance Units in any 12-month period that may be made to a single participant will be $5 million; provided, however, such amount may be $10,000,000 in connection with the initial employment of a participant (or the participant's re-employment following a termination of at least 90 days).
Vesting and Exercise:
Vesting schedules are determined by the Compensation Committee. Stock options have a maximum five-year term limit and shall vest as set forth in the award agreements granting such options. Stock awards and stock unit awards subject solely to the continued employment of employees of the Company shall generally vest not less than three (3) years from the date of grant (but may provide for pro rata vesting over such time). Stock awards and stock unit awards subject to the achievement of performance objectives shall have a vesting period of not less than one (1) year from date of grant.
Amendment and Termination:	No alteration, amendment, suspension or termination shall be effective without stockholder approval if such approval is required by law or under NASDAQ rules.
No amendments to, or termination of, the LTIP shall in any way impair the rights of a participant under any award previously granted without such participant's consent.

Other Material Features of the LTIP

        Eligibility.    Any director or employee of the Company or any of its subsidiaries (including a prospective employee, conditioned upon such person's becoming an employee) is eligible to receive an award under the LTIP. Awards may also be granted to a consultant or advisor of the Company, so long as such person (i) renders bona fide services to the Company that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction, and (ii) does not directly or indirectly promote or maintain a market for the Company's securities.

        As of June 2, 2008, THQ has over 2,250 employees and six non-employee directors who were eligible to receive awards under the LTIP. The selection of participants and the nature and size of the awards granted to participants is subject to the discretion of the Committee. Accordingly, the Company cannot specifically identify those employees and directors to whom awards may be granted under the LTIP because no such determination has been made.

        Administration.    The LTIP is administered by the Compensation Committee of the Board of the Company (the "Committee"). The Committee consists of at least two persons and Committee members are non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code ("Code"), and "independent" for purpose of the rules and regulations of the NASDAQ Global Select Market.

        The Committee has the authority to select the participants in the LTIP and to determine the size and types of awards, the number of shares subject to awards and the terms and conditions of these awards in accordance with the terms of the LTIP. The Committee also has full authority to interpret the LTIP and to establish rules for its administration. Further, the Committee will make all other determinations that may be necessary or advisable for the administration of the LTIP.

        Awards.    A participant in the LTIP is permitted to receive multiple grants of awards. The terms and provisions of a type of award with respect to any recipient need not be the same with respect to any other recipient of such award.

        Stock Options.    Stock options may be either nonqualified stock options or incentive stock options that comply with section 422 of the Code. Each stock option grant will be evidenced by a written award agreement containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the LTIP.

        Except in the case of awards granted in substitution for awards previously granted by an entity acquired by the Company, the purchase price will not be less than the fair market value of a share on the grant date of such option. Once an award is granted, the Committee shall not, without the approval of our stockholders, (a) lower the option price per Share of an Option after it is granted, (b) cancel an option when the option price per share exceeds the fair market value of the underlying shares in exchange for cash or another award (other than in connection with substitute awards), or (c) take any other action with respect to an option that would be treated as a repricing under the rules and regulations of the NASDAQ Global Select Market.

        Subject to the terms of the LTIP and the applicable award agreement, as well as THQ's Policy on Insider Trading and Confidentiality of Information, any option may be exercised at any time during the period commencing with the first date permitted under the vesting schedule set forth in such award. Each stock option may be exercised in whole or in part after the grant becomes exercisable. The LTIP limits the term of any stock option to five years. The Committee has the discretion to determine the form(s) and method(s) by which payment of the exercise price will be made by the participant, including, without limitation, by use of cash, shares, other awards, property, or any combination of the foregoing.

        Stock Appreciation Rights (SARs).    SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of THQ stock on the date the SAR is exercised over the fair market value of a share of THQ stock on the date the SAR is granted, multiplied by the number of shares to which the SAR is exercised. The payment may be made in cash, shares, other property, or any combination thereof.

        The Committee may grant SARs under the LTIP alone or in tandem with stock options. SARs that are granted alone must be granted with a per share exercise price not less than 100 percent of the fair market value of a share of the Company stock on the date of grant. The grant price of tandem SARs will equal the option price of the related stock option. The LTIP prohibits the repricing of SARs without first obtaining stockholder approval for such repricing. The LTIP limits the term of SARs to five years from the grant date.

        Restricted Stock Awards.    An award of restricted stock is a share of Company stock granted to the participant that may not be sold or otherwise disposed of during a restriction period. Except for the death, disability or retirement of the participant, or a change in control, restricted stock awards subject solely to the continued employment of employees of the Company shall have a vesting period of not less than three (3) years from date of grant (but may provide for pro rata vesting over such time), and restricted stock awards subject to the achievement of performance objectives shall have a vesting period of not less than one (1) year from date of grant. Such minimum vesting periods shall not be applicable to (i) grants of restricted stock in payment of performance awards and other earned cash-based incentive compensation, or (ii) grants, in total, which do not exceed ten percent (10%) of the number of shares authorized for grant under the LTIP.

        For awards of restricted stock, the participant will have all rights as a holder of shares of THQ stock except that the restricted shares cannot be sold, transferred, transferred, assigned, pledged or otherwise encumbered or disposed of until the end of the restriction period established by the Committee and specified in the award agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the award agreement.

        Other Stock Unit Awards.    Other stock unit awards are awards of units having a value equal to an identical number of shares. The Committee will determine the terms and conditions of such awards and set forth such terms and conditions in an award agreement. Except for the death, disability or retirement of the participant, or a change in control, other stock unit awards subject solely to the continued employment of employees of the Company shall have a vesting period of not less than three (3) years from date of grant (but may provide for pro rata vesting over such time), and other stock unit awards subject to the achievement of performance objectives shall have a vesting period of not less than one (1) year from date of grant. Such minimum vesting periods shall not be applicable to (i) grants of other stock unit awards in payment of performance awards and other earned cash-based incentive compensation, or (ii) grants, in total, which do not exceed ten percent (10%) of the number of shares authorized for grant under the LTIP.

        Performance Shares and Performance Units.    Performance shares and performance units are awards of a fixed or variable number of shares or of dollar-denominated units that are earned by achievement of performance goals established by the Committee. In no event may a performance award vest less than 12 months from the commencement of a performance period. Amounts earned under performance share and performance units may be paid in cash, shares, property, or any combination thereof.

        Performance Goals.    Section 162(m) of the Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to each of their "covered employees." A "covered employee" is, generally, an individual whose compensation is reported in the summary compensation table and who also was employed as an executive officer of the Company on the last day of the taxable year. However, performance-based compensation is excluded from this limitation. The LTIP is designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of section 162(m).

        Under the LTIP, the Committee may condition the grant, vesting and/or exercisability of a restricted stock award, a performance award or another stock unit award, upon the attainment of performance targets related to one or more performance goals over a performance period selected by the Committee. The Committee may reduce any such award below the maximum amount that could be paid based upon the degree to which the performance targets related to such award were attained. However, the Committee may not increase any award that is intended to satisfy the exception for "qualified performance-based compensation" set forth in section 162(m) of the Code above the maximum amount that could be paid based on the attainment of the performance targets.

        For any awards that are intended to satisfy the section 162(m) exception for "qualified performance-based compensation", the awards will be conditioned upon the achievement of pre-established goals relating to specified levels of one or more of the following performance measures: net sales; revenue; revenue growth; operating income; pre-tax or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total stockholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects; achievement of software development milestones; and cash margins. Such performance goals also may be based solely by reference to the Company's performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

        Reuse of Shares for Further Awards.    To the extent that shares of THQ stock subject to an outstanding award under the LTIP and certain of the Company's prior equity plans are not issued by reason of forfeiture of such award or by reason of being settled in cash in lieu of shares, then such shares will immediately again be available for issuance under the LTIP. Shares underlying awards granted in substitution for awards previously granted by an entity acquired by the Company will not be counted against the LTIP limit.

        Change in Control.    Unless otherwise provided in an award agreement, in the event of a change in control in which the successor company does not assume or substitute outstanding awards, upon the change in control:

  •
  Options and SARs shall immediately vest and become fully exercisable; and

  •
  Restrictions and deferral limitations on restricted stock and other stock unit awards shall lapse and the restricted stock or other stock units shall become free of all restrictions and limitations and become fully vested.

        In the event of a change in control in which the successor company does assume or substitute outstanding awards, if the participant's employment with the successor company is terminated within a certain time period, as set forth in the award agreement, vesting of awards, other than performance awards, shall be accelerated.

        Additionally, at the Committee's discretion, an award agreement may provide that in the event of a Change in Control of the Company (i) options and SARs may be cancelled and terminated without payment if the fair market value of one share of the Company's stock on the date of the change in control is less than the per share option exercise price or SAR grant price; and (ii) performance awards shall be considered earned and payable as of the date of the change in control and any deferrals or restrictions thereon shall lapse as of such date. Further, with respect to options and SARs, the Committee may terminate outstanding awards and pay cash, stock or property to the participant in an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such Change in Control over the exercise price per share of such option or SAR.

        The Board believes that the LTIP's Change in Control definition is consistent with current sound principles of corporate governance. The definition of a Change in Control is complex, but is summarized as follows. It provides that a Change in Control will have occurred if:

  •
  Any person not affiliated with THQ acquires 50% or more of the voting power of our outstanding securities;

  •
  We merge with another company and our voting stock represents less than 60% of the voting power of the new entity;

  •
  During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board cease for any reason to constitute at least a majority of the Board (except for certain individuals nominated to the Board by a majority of the incumbent directors);

  •
  Our stockholders approve a plan of complete liquidation or dissolution of the Company; or

  •
  Any other event occurs that the Board determines constitutes a Change in Control.

        Certain Adjustments.    If the Committee determines that any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended under the LTIP, then the Committee may make any adjustments or substitutions of awards as the Committee determines.

        Transferability.    No award may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and each award, and each right under an award, will be exercisable during the participant's lifetime and only by the participant or, if permissible by applicable law, such person's guardian or legal representative; provided, however, an award may be transferred to a "permitted assignee" with the consent of the Committee. A "permitted assignee" is (i) a Participant's spouse, children, or grandchildren (including any adopted step children and grandchildren), (ii) a trust or partnership for the benefit of one or more person referred to in clause (i), or (iii) a charity.

        Termination of Employment or Services.    The Committee, in its sole discretion, will set forth in the applicable award document the extent to which a participant will have the right to exercise or retain an award following termination of employment with THQ or any subsidiary or following the termination of his or her service as a director.

        Other Provisions.    The Committee may provide that the receipt of payment of cash or the delivery of shares that would otherwise be due to a participant under an award may be deferred at the election of the participant pursuant to an applicable deferral plan established by the Company or a subsidiary.

        The Committee may make awards on terms and conditions other than those described above or in the LTIP to comply with the laws and regulations of any foreign jurisdiction or to make an award more effective under such laws or regulations.

        No award will be construed as giving any participant a right to receive future awards or to continued employment or service with the Company.

        U.S. Federal Income Tax Consequences.    The following is a brief description of the Company's understanding of the federal income tax consequences applicable to awards that may be granted under the LTIP. This description may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not address any state, local or foreign tax consequences. To the extent any awards under the LTIP are subject to Section 409A of the Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Code and the regulations or other guidance promulgated thereunder.

        Stock Options.    Under current federal tax law, upon the grant of a non-qualified stock option, no taxable income will be realized by the optionee and the Company will not be entitled to any tax deduction. Upon exercise of a non-qualified stock option, an optionee will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock on the date of exercise (the "Spread at Exercise"). The Company will be entitled to a corresponding tax deduction. Upon the grant of an incentive stock option, no taxable income will be realized by an optionee and the Company will not be entitled to any tax deduction. If an optionee exercises the option, as an employee or within three months of termination, then generally, no such taxable income or deduction will result at the time of the exercise of such option; however, the Spread at Exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax provisions of the Code. The Company will not be entitled to any tax deduction. If an optionee sells or otherwise disposes of stock acquired from the exercise of an incentive stock option within two years from the date of grant of the option or one year from the date of exercise of the option, a "disqualifying disposition" occurs. If a disqualifying disposition occurs, the disposition will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the Spread at Exercise. If the gain exceeds the Spread at Exercise, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, depending upon how long the shares have been held before the sale, equal to the difference between the exercise price and the sale price. If there is no disqualifying disposition of stock acquired from the exercise of an incentive stock option, any gain or loss realized by the employee from the sale or exchange of such stock will be treated as a long-term capital gain (or loss) and no tax deduction will be allowable to the Company.

        SARs.    A recipient does not recognize taxable income on the grant of stock appreciation rights, but does recognize ordinary income when they are exercised. The amount of this ordinary income will be the cash or the fair market value of the shares of common stock received upon exercise. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the participant, subject to the limitations of Section 162(m) of the Code.

        Restricted Stock Awards.    A participant generally does not recognize taxable income on the receipt of restricted stock, but does recognize ordinary income on the date the recipient's interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture (the "vesting date"), in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt. However, a participant may elect to recognize income upon the receipt of shares of restricted stock, rather than on the vesting date, equal to the fair market value of the shares on the date of the award. If the participant makes this election, dividends paid with respect to the shares of restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as dividend income, and the recipient will not recognize additional income on the vesting date. The participant will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m) of the Code.

        Other Stock Unit Awards.    A recipient does not recognize taxable income on the grant of RSUs, but does recognize ordinary income when they vest, unless settlement of the RSUs is deferred in accordance with the requirements of federal tax law. If these requirements are met, the recipient will recognize taxable income when the shares of common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or settlement, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on RSUs are also taxable as compensation income upon vesting or payment, as applicable.

        Performance Shares.    A recipient does not recognize taxable income on the grant of performance share awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when they vest unless settlement of is deferred in accordance with the requirements of federal tax law. Upon vesting, or settlement, as applicable, the recipient will recognize taxable income when the cash or shares of common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on performance share awards are also taxable as compensation income upon vesting or payment, as applicable. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of performance share awards, subject to the limitations of Section 162(m) of the Code.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        The proposal to amend the THQ Inc. 2006 Long-Term Incentive Plan requires the approval of the holders of a majority of the voting shares present at the annual meeting in person or by proxy and voting for or against this proposal. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
PROPOSAL NUMBER 2.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR PROPOSAL NUMBER 2.

PROPOSAL NUMBER 3
APPROVAL OF AN AMENDMENT TO THE THQ INC. EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

INTRODUCTION

        Our Board has adopted, and recommended that the stockholders approve, an amendment to our Employee Stock Purchase Plan (the "ESPP") to increase the number of shares that will be available for issuance under the ESPP by five hundred thousand (500,000). The ESPP was originally approved by the stockholders on July 20, 2006.

        This section provides a summary of the proposed amendment to the ESPP. The complete ESPP, as proposed to be amended, is annexed to this proxy statement as Exhibit B. For a complete description of the terms and conditions of the ESPP, you should read the proposed, amended ESPP.

REASONS FOR AMENDMENT

        The purpose of the proposed amendment is to ensure that the ESPP enables our employees (other than executive officers) to purchase our common stock through payroll deductions and provides continuing opportunities for our employees to participate in the Company's success by permitting them to acquire a stock ownership interest in THQ. We estimate that the proposed increase of shares available for issuance under the ESPP will permit all current and potential future employees (other than executive officers) to fully participate in the ESPP through at least February 2010.

	Purchase Plan (ESPP)
	ESPP Participants Enrolled	ESPP Shares Available	Common Shares Outstanding
June 2, 2008	738	195,121	66,671,670

        Our current Offering Period ends on August 29, 2008. We anticipate that we will issue most of the remaining ESPP shares available at such time.

SUMMARY OF THE ESPP

        The following is a summary of key ESPP provisions, as proposed to be amended:

Effective Date:	July 20, 2006
Shares Authorized:	If the amendment is approved, 1,000,000 shares of THQ common stock will be authorized and reserved for issuance under the ESPP.
Offering Period:
Six (6) months, or such other period as determined by the Compensation Committee of the Board, not to exceed twenty-seven (27) months. Offering Periods are currently six months in duration and begin on the March 1 and September 1 (or the first business day thereafter) of each year.
Purchase Price:
Employees participating in the ESPP may purchase a share of THQ's common stock at the lesser of (i) eighty-five percent (85%) of the fair market value of a share of common stock on the first day of the Offering Period or (ii) eighty-five percent (85%) of the fair market value of a share of common stock on the last day of the Offering Period.

Participation Limits:	An employee's right to purchase common stock under the ESPP may not accrue at a rate which exceeds $25,000 per year of the fair market value of THQ's common stock.
Amendment and Termination:	No amendment, suspension or termination shall be effective without stockholder approval if such approval is required by law or under NASDAQ rules.
No amendments to, or termination of, the ESPP shall in any way impair the rights of a participant under any options previously granted without such participant's consent.

Other Material Features of the ESPP

        Eligibility.    All regular employees of the Company (except for executive officers) who work more than twenty hours per week and more than five months in any calendar year, and who have completed at least ninety (90) days of continuous full-time employment with the Company on or before the first day of the applicable Offering Period will be eligible to participate in the ESPP. However, an employee will not be eligible to participate if, as a result of participating, that employee would hold five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary. As of June 2, 2008, approximately 2,000 employees are eligible to participate in the ESPP.

        Administration.    The administration of the ESPP is overseen by the Compensation Committee (the "Committee") of the Board. The Committee has full power and authority to adopt rules and regulations to administer the plan, to interpret the provisions of the ESPP, and subject to the express terms of the ESPP, to establish the terms of offerings under the ESPP. The decisions of the Committee are final and binding on all participants. All costs and expenses incurred in plan administration will be paid by THQ without charge to participants.

        Payroll Deductions and Stock Purchases.    Eligible employees of the Company may elect to participate in the ESPP by giving notice to the Company, which notice shall instruct the Company to withhold a specified percentage of the employee's base salary (in any multiple of 1% up to a maximum of 15%) on each pay period during the Offering Period. On the last business day of an Offering Period, the withheld salary will be used to purchase common stock at the Purchase Price. For purposes of the ESPP, fair market value per share as of a particular date shall mean the average of the high and low trading prices of THQ's common stock as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported). If, on the last day of an Offering Period, the number of shares of common stock to be purchased by all participants exceeds the number of shares then available for purchase under the ESPP, the Committee will make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. As of June 2, 2008, the closing price on the NASDAQ Global Select Market for a share of THQ common stock was $20.78.

        Termination of Participation.    A participant may stop contributions to the ESPP at any time and his or her accumulated payroll deductions will, at the participant's election, either be promptly refunded if notice was received by the Committee or its designees at least thirty (30) days before the end of an Offering Period, or applied to the purchase of common stock on the next scheduled purchase date. The participant's purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.

        Transferability.    No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant's death.

        U.S. Federal Income Tax Consequences.    The following is a brief description of the Company's understanding of the federal income tax consequences to THQ and participants subject to U.S. taxation with respect to participation in the ESPP. This description may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not address any state, local or foreign tax consequences.

        The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code ("Code"). Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to THQ, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized by the participant until either there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

        If a participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the purchase period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares, and THQ will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

        If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the purchase period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares. Any additional gain upon the sale or disposition of the purchased shares will be taxed as a long-term capital gain. THQ will not be entitled to an income tax deduction with respect to such disposition.

        If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lesser of (i) the amount by which the closing selling price of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the closing selling price of the shares on the participant's entry date into the purchase period in which those shares were acquired.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        The proposal to amend the THQ Inc. Employee Stock Purchase Plan requires the approval of the holders of a majority of the voting shares present at the annual meeting in person or by proxy and voting for or against this proposal. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
PROPOSAL NUMBER 3.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR PROPOSAL NUMBER 3.

PROPOSAL NUMBER 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INFORMATION ABOUT DELOITTE & TOUCHE LLP

        The Board, upon recommendation of the Audit Committee, has appointed Deloitte & Touche LLP ("Deloitte") to be our independent registered public accounting firm (also referred to herein as "auditors") for the fiscal year ending March 31, 2009. The Board seeks an indication from stockholders of their approval or disapproval of the appointment of Deloitte as the Company's auditors.

        Deloitte has been our auditors since 1991, and no relationship exists other than the usual relationship between auditor and client.

        If the appointment of Deloitte as auditors for fiscal 2009 is not approved by the stockholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors after the beginning of the current fiscal year, the appointment for fiscal 2009 will stand, unless the Audit Committee finds other good reason for making a change.

        A representative of Deloitte & Touche is expected to be present at the Annual Meeting to have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

FEES PAID TO DELOITTE & TOUCHE LLP

	Fiscal 2007	Fiscal 2008
Audit Fees(1)	$1,336,484	$1,687,018
Audit-Related Fees(2)	69,241	87,500
Tax Fees(3)	25,652	12,235
All Other Fees(4)	685,501	242,237

Total	2,116,878	2,028,990

(1)
Represents the aggregate fees billed in each fiscal period presented above primarily for professional services provided in connection with: (i) the year-end financial statement audit (U.S. domestic and international); (ii) the review of the Company's quarterly financial statements included in the Company's Forms 10-Q; and (iii) the audit of the Company's internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Represents the aggregate fees billed in each fiscal period presented above for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, including consultations, audit and review of our employee benefit plans. Audit-related fees include fees billed related to the audit of the Company's 401(k) plan.

(3)
Represents the aggregate fees billed in each fiscal period presented above for tax compliance, tax advice and tax planning.

(4)
Other fees billed in fiscal 2007 are primarily fees incurred by the Company as a result of Deloitte's review of the Company's stock option grant practices investigation. Other fees billed in fiscal 2008 also include Delotte's reviews of our critical accounting policies and our international publishing function.

SERVICES PROVIDED BY DELOITTE & TOUCHE LLP

        The Audit Committee is required to pre-approve the engagement of Deloitte to perform audit and other services for THQ and its subsidiaries. Our procedures for the pre-approval by the Audit Committee of all services provided by Deloitte comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee.

        The Audit Committee considered and determined that fees for services other than audit and audit-related services are compatible with maintaining Deloitte's independence. The Audit Committee approved 100% of all fees incurred in fiscal 2008.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
PROPOSAL NUMBER 4.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES
RECEIVED BY THEM FOR PROPOSAL NUMBER 4.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

        Stockholders who, in accordance with Securities and Exchange Commission Rule 14a-8, wish to submit a proposal to be included in the Proxy Statement for the 2009 Annual Meeting of Stockholders, should submit the proposal in writing to our Secretary at our principal executive offices at 29903 Agoura Road, Agoura Hills, California 91301. The proposal must be received by March 31, 2009 for the Company to consider it for inclusion in the Proxy Statement for the 2009 Annual Meeting of Stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. Additionally, see "Corporate Governance—Director Nomination Process" herein for information required to be submitted with a stockholder proposal that recommends a candidate for our Board.

OTHER BUSINESS

        We know of no business, other than as stated in the Notice of Annual Meeting of Stockholders, to be brought before the Annual Meeting. If other matters should properly come before the meeting, proxies will be voted on such matters in accordance with the best judgment and discretion of the persons appointed by the proxies.

By Order of the Board of Directors

James M. Kennedy Secretary
July 1, 2008

PLEASE COMPLETE, DATE, SIGN AND
RETURN YOUR PROXY PROMPTLY

EXHIBIT A
THQ INC. 2006 LONG-TERM INCENTIVE PLAN

THQ INC.

2006 LONG-TERM INCENTIVE PLAN

(Amended and Restated as of the following dates:
December 2, 2006, January 25, 2007 and May 13, 2008)

(Adopted in May 2006 and Approved by Stockholders in July 2006)

        THQ Inc. (the "Company"), a Delaware corporation, hereby establishes and adopts the following 2006 Long-Term Incentive Plan (the "Plan").

1.     PURPOSE OF THE PLAN

        The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.     DEFINITIONS

        2.1.  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

        2.2.  "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, including through an electronic medium.

        2.3.  "Board" shall mean the board of directors of the Company.

        2.4.  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        2.5.  "Committee" shall mean the Compensation Committee of the Board or another committee appointed by the Board, or a subcommittee thereof formed to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a "Non-Employee Director" within the meaning of Rule 16b-3 of the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an "independent director" for purpose of the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

        2.6.  "Covered Employee" shall mean a "covered employee" within the meaning of Section 162(m) of the Code.

        2.7.  "Director" shall mean a non-employee member of the Board.

        2.8.  "Dividend Equivalents" shall have the meaning set forth in Section 12.5.

        2.9.  "Employee" shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company's securities.

        2.10.  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.11.  "Fair Market Value" shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the closing transaction price of the Shares as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the next date for which prices are reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on the NASDAQ Stock Market or any other securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.

        2.12.  "Freestanding Stock Appreciation Right" shall have the meaning set forth in Section 6.1.

        2.13.  "Limitations" shall have the meaning set forth in Section 10.5.

        2.14.  "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

        2.15.  "Other Stock Unit Award" shall have the meaning set forth in Section 8.1.

        2.16.  "Participant" shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.

        2.17.  "Payee" shall have the meaning set forth in Section 13.1.

        2.18.  "Performance Award" shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

        2.19.  "Performance Period" shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

        2.20.  "Performance Share" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish.

        2.21.  "Performance Unit" shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish.

        2.22.  "Permitted Assignee" shall have the meaning set forth in Section 12.3.

        2.23.  "Prior Plans" shall mean, collectively, the Company's Amended and Restated 1997 Stock Option Plan and the Company's Third Amended and Restated Non-Executive Employee Stock Option Plan.

        2.24.  "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

        2.25.  "Restricted Stock Award" shall have the meaning set forth in Section 7.1.

        2.26.  "Shares" shall mean the shares of common stock, par value $0.01, of the Company.

        2.27.  "Stock Appreciation Right" shall mean the right granted to a Participant pursuant to Section 6.

        2.28.  "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.29.  "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

        2.30.  "Tandem Stock Appreciation Right" shall have the meaning set forth in Section 6.1.

        2.31.  "Vesting Period" shall have the meaning set forth in Section 7.1.

3.     SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.    (a) Subject to adjustment as provided in this Section 3.1 (with respect to Prior Plans and Substitute Awards) and in Section 12.2, a total of Eleven and One-Half Million (11,500,000) Shares shall be authorized for grant under the Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 2.17 Shares for every one (1) Share granted.

        (b)   If any Shares subject to an Award or to an award under the Prior Plans are forfeited, or any Award or award under the Prior Plans is settled for cash, the Shares shall, to the extent of such forfeiture or cash settlement, again be available for Awards under the Plan, subject to Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares subject to an Option or Stock Appreciation Right that expires without being exercised, (ii) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (iii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iv) Shares repurchased by the Company with Option proceeds, and (v) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof.

        (c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

        (d)   Any Shares that again become available for grant pursuant to this Article shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and as 2.17 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

        3.2.    Character of Shares.    Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.     ELIGIBILITY AND ADMINISTRATION

        4.1.    Eligibility.    Any Employee or Director shall be eligible to be selected as a Participant.

        4.2.    Administration.    (a) The Plan shall be administered by the Committee; provided, however, any Awards granted to Directors must be approved by the Board. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

        (b)   Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

        (c)   To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded), the Committee may delegate to a committee of one or more directors of the Company or, to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or executive officers of the Company.

5.     OPTIONS

        5.1.    Grant of Options.    Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. No Dividend Equivalents shall be payable with respect to any Option.

        5.2.    Award Agreements.    All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

        5.3.    Option Price.    Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company's stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

        5.4.    Option Term.    The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of five (5) years from the date the Option is granted.

        5.5.    Exercise of Options.    (a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant's executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

        (b)   Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement, or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

        5.6.    Form of Settlement.    In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

        5.7.    Incentive Stock Options.    The Committee may grant Options intended to qualify as "incentive stock options" as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of "incentive stock options" under the Plan, the maximum aggregate number of Shares that may be issued pursuant to "incentive stock options" granted under the Plan shall be four million (4,000,000) Shares, as adjusted pursuant to Section 12.2.

6.     STOCK APPRECIATION RIGHTS

        6.1.    Grant and Exercise.    The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option ("Tandem Stock Appreciation Right"), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

        6.2.    Terms and Conditions.    Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (a)   Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right on the date of grant, or in the case of a Tandem Stock Appreciation Right granted on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

          (b)   An Award Agreement granting a Stock Appreciation Right shall indicate whether payment of the Stock Appreciation Right upon exercise shall be made in cash, in whole Shares or other property, or any combination thereof.

          (c)   Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

          (d)   Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, (i) if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies, and (ii) no Tandem Stock Appreciation Right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six (6) months of its term for cash, except as provided in Article 11.

          (e)   Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

          (f)    The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

          (g)   The Committee may impose such other conditions or restrictions on the terms of exercise and the grant price of any Stock Appreciation Right, as it shall deem appropriate. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall have the same terms and conditions as Options, including (i) a grant price not less than Fair Market Value on the date of grant to an employee of the Company or a Subsidiary, and (ii) a term not greater than five (5) years.

          (h)   Without the approval of the Company's stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), and (iii) take any other action with respect to any Stock Appreciation Right that would bet treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

          (i)    The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

          (j)    No Dividend Equivalents shall be payable with respect to any Stock Appreciation Right.

7.     RESTRICTED STOCK AWARDS

        7.1.    Grants.    Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a "Restricted Stock Award"), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee (the "Vesting Period"). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock.

        7.2.    Award Agreements.    The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant

        7.3.    Rights of Holders of Restricted Stock.    Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.

        7.4.    Minimum Vesting Period.    Except for the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11, (i) Restricted Stock Awards subject solely to the continued employment of employees of the Company or a Subsidiary shall have a Vesting Period of not less than three (3) years from date of grant (but permitting pro rata vesting over such time), and (ii) Restricted Stock Awards subject to the achievement of performance objectives shall have a Vesting Period of not less than one (1) year from the date of grant. Such minimum Vesting Periods shall not be applicable to (i) grants of Restricted Stock in payment of Performance Awards and other earned cash-based incentive compensation, or (ii) when combined with the shares not subject to the minimum vesting period set forth in Section 8.3, a total of not more than ten percent (10%) of the number of shares authorized for grant under Section 3.1 herein.

8.     OTHER STOCK UNIT AWARDS

        8.1.    Grants.    Other Awards of units having a value equal to an identical number of Shares ("Other Stock Unit Awards") may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.

        8.2.    Award Agreements.    The terms of Other Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

        8.3.    Minimum Vesting Period.    Except for the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11, (i) Other Stock Unit Awards subject solely to the continued employment of employees of the Company or any Subsidiary shall be subject to a vesting period determined by the Committee of not less than three (3) years from date of grant (but permitting pro rata vesting over such time), and (ii) Other Stock Unit Awards subject to the achievement of performance objectives shall have a Vesting Period of not less than one (1) year from the date of grant. Such minimum vesting period shall not be applicable to (i) grants of Other Stock Unit Awards in payment of Performance Awards and other earned cash-based incentive compensation, or (ii) when combined with the shares not subject to the minimum vesting period set forth in Section 7.4, a total of not more than ten percent (10%) of the number of shares authorized for grant under Section 3.1 herein.

        8.4.    Payment.    Except as provided in Article 10 or as maybe provided in an Award Agreement, Other Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.     PERFORMANCE AWARDS

        9.1.    Grants.    Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

        9.2.    Award Agreements.    The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

        9.3.    Terms and Conditions.    The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. In no event may a Performance Award vest less than 12 months from the commencement of a Performance Period. The amount of the Award to be distributed shall be conclusively determined by the Committee.

        9.4.    Payment.    Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.   CODE SECTION 162(m) PROVISIONS

        10.1.    Covered Employees.    Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

        10.2.    Performance Criteria.    If the Committee determines that a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects; achievement of software development milestones; and cash margins. Such performance goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (c) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

        10.3.    Adjustments.    Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

        10.4.    Restrictions.    The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code.

        10.5.    Limitations on Grants to Individual Participant.    Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,000,000 Shares, (ii) Restricted Stock, Performance Shares or Other Stock Unit Awards that are denominated in Shares in any 12-month period with respect to more than 500,000 Shares or (iii) in any 12-month period in connection with the initial employment of the Participant (or the Participant's re-employment following a termination of at least 90 days), Options or Stock Appreciation Rights with respect to more than 2,000,000 Shares, or Restricted Stock, Performance Shares or Other Stock Unit Awards that are denominated in Shares with respect to more than 1,000,000 Shares (the Share limits in clauses (i), (ii) and (iii) are referred to collectively as the "Limitations"). In addition to the foregoing, the maximum dollar value payable to any Participant with respect to Performance Units is (i) $5,000,000 in any 12-month period and (ii) $10,000,000 in any 12-month period for Performance Units granted in connection with the initial employment of the Participant (or the Participant's re-employment following a termination of at least 90 days). If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.   CHANGE IN CONTROL PROVISIONS

        11.1.    Impact on Certain Awards.    Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefore if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance

Period completed as of the date of the Change in Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

        11.2.    Assumption or Substitution of Certain Awards.    (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, if a Participant's employment with such successor company (or a subsidiary thereof) terminates within the time period following such Change in Control set forth in the Award Agreement and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for a period of time set forth in the Award Agreement, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.1, an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

        (b)   Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award: (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall immediately vest and become fully exercisable, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

        (c)   Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

        11.3.    Change in Control.    For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

          (i)    During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (ii)   Any "person" (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

          (iii)  The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 60% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction");

          (iv)  The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company's assets; or

          (v)   The occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.   GENERALLY APPLICABLE PROVISIONS

        12.1.    Amendment and Termination of the Plan.    The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded) provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Freestanding Stock Appreciation Right specified by Section 5.5(g), (f) amend any provision of Section 10.5., or (g) take any action with respect to an Option that may be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded), including a reduction in the exercise price of an Option or the grant price of a Stock Appreciation Right, or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant's consent.

        12.2.    Adjustments.    In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

        12.3.    Transferability of Awards.    Except as provided below, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant's guardian or legal representative. Notwithstanding the foregoing, to the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a "Permitted Assignee") (i) to the Participant's spouse, children, or grandchildren (including any adopted step children and grandchildren), (ii) to a trust or partnership for the benefit of one or more person referred to in clause (i), or (iii) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted under this Section.

        12.4.    Termination of Employment.    The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant's employment or services will be determined by the Committee, which determination will be final.

        12.5.    Deferral; Dividend Equivalents.    The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares ("Dividend Equivalents") with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13.   MISCELLANEOUS

        13.1.    Tax Withholding.    The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a "Payee") net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant's minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

        13.2.    Right of Discharge Reserved; Claims to Awards.    Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

        13.3.    Prospective Recipient.    The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

        13.4.    Substitute Awards.    Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

        13.5.    Cancellation of Award.    Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

        13.6.    Stop Transfer Orders.    All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        13.7.    Nature of Payments.    All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

        13.8.    Other Plans.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        13.9.    Severability.    If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

        13.10.    Construction.    As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        13.11.    Unfunded Status of the Plan.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        13.12.    Governing Law.    The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

        13.13.    Effective Date of Plan; Termination of Plan.    The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

        13.14.    Foreign Employees.    Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

        13.15.    Compliance with Section 409A of the Code.    This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

        13.16.    Captions.    The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained.

EXHIBIT B
THQ INC. EMPLOYEE STOCK PURCHASE PLAN

THQ INC.
AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated as of May 14, 2007)
(Amended in January 2007)
(Adopted in May 2006 and Approved in July 2006)

        THQ Inc. (the "Company"), a Delaware corporation, hereby establishes and adopts the THQ Inc. Employee Stock Purchase Plan (the "Plan").

1.     PURPOSE

        The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries with an opportunity to participate in the Company's success by purchasing the Company's common stock through payroll deductions. The Company intends the Plan to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

2.     DEFINITIONS

        2.1   "Account" shall mean the account maintained on behalf of the Committee to which are credited (i) payroll deductions pursuant to Section 6 and (ii) shares of Common Stock acquired upon exercise of an option pursuant to Section 7.

        2.2.  "Authorization Form" shall mean a form established by the Committee authorizing payroll deductions as set forth in Section 4 and such other terms and conditions as the Committee from time to time may determine.

        2.3.  "Board" shall mean the board of directors of the Company.

        2.4.  "Committee" shall mean a committee of at least three members, designated by the Board to administer the Plan, which may consist of directors, officers or other employees.

        2.5.  "Common Stock" means the shares of common stock, par value $0.01 per share, of the Company.

        2.6.  "Compensation" shall mean the salary of a Participant from the Company or a Designated Subsidiary. Compensation shall be determined prior to the Employee's pre-tax contributions pursuant to section 125 and Section 401(k) of the Code, and shall exclude compensation from the exercise of stock options or from non-taxable fringe benefits provided by the Company or a Designated Subsidiary.

        2.7.  "Designated Subsidiaries" shall mean Subsidiaries that have been designated by the Committee from time to time, in its sole discretion, as eligible to participate in the Plan.

        2.8.  "Eligible Employee" shall mean any Employee who has completed at least ninety (90) days of continuous full-time employment with the Company or a Subsidiary excluding:

          (1)   any Employee who customarily is employed for 20 hours or less per week;

          (2)   any Employee who customarily is employed for not more than five (5) months in a calendar year;

          (3)   any Employee who would own for purposes of Section 424(b)(3) of the Code, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company (or of a Subsidiary or parent, if any); or

          (4)   any Employee who is a Senior Vice President or higher level of officer of the Company.

        2.9.  "Employee" shall mean any person who is regularly employed by the Company or a Designated Subsidiary but excluding leased employees, as described in Section 414(n) of the Code, and any payroll service or agency employee; i.e., an individual for whom the direct pay or compensation with respect to the performance of services for the Company or a Subsidiary is paid by any outside entity, including but not limited to a payroll service or temporary employment agency. The determination whether an individual is a payroll service or agency employee shall be made solely based on the method of paying the individual for his or her services, without regard to whether the individual is considered a common law employee of the Company or a Designated Subsidiary for any other purpose.

        2.10.  "Exercise Date" shall mean the last business day of each Offering Period in which payroll deductions are made under the Plan.

        2.11.  "Fair Market Value" per share as of a particular date shall be the closing transaction price of the Common Stock as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded.

        2.12.  "Offering Date" shall mean the first business day of each Offering Period.

        2.13.  "Offering Period" shall mean a period of six (6) months, or such other period of time as determined from time to time by the Committee. In no event shall an Offering Period exceed twenty-seven (27) months. The first Offering Period shall commence after stockholder approval of the Plan.

        2.14.  "Participant" shall mean an Eligible Employee who participates in the Plan.

        2.15.  "Subsidiary" shall mean any corporation having the relationship to the Company described in Section 424(f) of the Code.

3.     SHARES SUBJECT TO THE PLAN

        Subject to Section 14, 1,000,000 shares of Common Stock may be issued under the Plan. Such shares may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company in the open market or otherwise. If the total number of shares which would otherwise be subject to options granted under the Plan on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

4.     PARTICIPATION

        4.1.  Each Eligible Employee on an Offering Date shall become a Participant as of the Offering Date by completing an Authorization Form and filing it with the Committee by the date required by the Committee pursuant to such method as it may be establish from time to time in its sole discretion. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

        4.2.  Any person who first becomes an Eligible Employee during an Offering Period shall become a Participant as of the first day of a subsequent Offering Date by completing an Authorization Form and filing it with the Committee by the date required by the Committee pursuant to such method as may be established by the Committee from time to time in its sole discretion. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

        4.3.  A person shall cease to be a Participant upon the earliest to occur of:

          (a)   the date the Participant ceases to be an Eligible Employee for any reason;

          (b)   the first day of the Offering Period beginning after the date on which the Participant ceases payroll deduction under the Plan pursuant to Section 6.1; or

          (c)   the date of a withdrawal from the Plan by the Participant as provided in Section 9.

5.     GRANT OF OPTION

        5.1.  On each Offering Date the Company shall grant each Participant an option to purchase shares of Common Stock, subject to the limitations set forth in Sections 3 and 5.3.

        5.2.  The option price per share of the Common Stock subject to an offering shall be, unless otherwise determined by the Committee and communicated to Participants at least five (5) business days prior to the deadline for Participants to file their Authorization Forms for the Offering Period to which the Authorization Form applies, the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a shares of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

        5.3.  No Participant shall be granted an option which permits the Participant's rights to purchase Common Stock under the Plan and all other employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock on the Offering Date for each calendar year in which such option is outstanding at any time; for purposes of this limitation, there shall be counted only options to which Section 423 of the Code applies.

6.     PAYROLL DEDUCTIONS

        6.1.  A Participant may, in accordance with rules adopted by the Committee, file an Authorization Form that authorize a payroll deduction of any whole number percentage from one percent (1%) to fifteen percent (15%) (or such other percentage as may be established by the Committee from time to time in its sole discretion) of such Participant's Compensation on each pay period during the Offering Period. A Participant may increase such payroll deduction effective as of each Offering Date provided the Participant files an Authorization Form requesting the increase in accordance with rules established by the Committee. A Participant may decrease or cease payroll deductions during an Offering Period by filing an Authorization Form requesting the decrease or cessation in accordance with rules established by the Committee.

        6.2.  All payroll deductions made by a Participant shall be credited to the Participant's Account. A Participant may not make any additional payments to the Participant's Account.

7.     EXERCISE OF OPTION

        7.1.  Unless a Participant withdraws from the Plan as provided in Section 9, the Participant's option to purchase shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full and fractional shares of Common Stock subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions in the Participant's Account.

        7.2.  The shares of Common Stock purchased upon exercise of an option hereunder shall be credited to the Participant's Account and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares. Shares of Common Stock received upon stock dividends or stock splits shall be treated as having been purchased on the Exercise Date of the shares to which they relate.

8.     DELIVERY OF COMMON STOCK

        As promptly as practicable after receipt by the Committee of a request for withdrawal of Common Stock from any Participant in accordance with rules established by the Committee, the Committee shall arrange for delivery to such Participant of one or more stock certificates representing the shares of Common Stock which the Participant requests to withdraw. Withdrawals may be made no more frequently than twice each calendar year unless approved by the Committee in its sole discretion.

9.     WITHDRAWAL; TERMINATION OF EMPLOYMENT

        9.1.  A Participant may withdraw all, but not less than all, the payroll deductions and cash dividends credited to the Participant's Account at any time by giving written notice to the Committee which is received at least thirty (30) days prior to the Exercise Date (or such other notice period as may be established by the Committee from time to time in its sole discretion). All such payroll deductions and cash dividends credited to the Participant's Account will be paid to the Participant promptly after receipt of such Participant's notice of withdrawal and the Participant's option for the Offering Period in which the withdrawal occurs will be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock will be made for the Participant during such Offering Period, and any additional cash dividends during the Offering Period will be distributed to the Participant.

        9.2.  Upon termination of a Participant's status as an Employee during the Offering Period for any reason the payroll deductions and cash dividends remaining credited to the Participant's Account will be returned (and any future cash dividends will be distributed) to the Participant or, in the case of the Participant's death, the estate of the Participant, and the Participant's option will be automatically terminated. A Participant's status as an Employee shall not be considered terminated in the in the case of a leave of absence agreed to in writing by the Company or a Subsidiary (including but not limited to, military and sick leave), provided that such leave is for a period of not more than six (6) months or reemployment upon expiration of such leave is guaranteed by contract or statute.

        9.3.  A Participant's withdrawal from an offering will not have any effect upon such Participant's eligibility to participant in a subsequent offering.

10.   DIVIDENDS

        10.1.  Cash dividends paid on Common Stock held in a Participant's Account shall be distributed to Participants as soon as practicable. Dividends paid in Common Stock or stock splits of the Common Stock shall be credited to the Accounts of Participants. Dividends paid on Common Stock in property (other than cash or Common Stock) shall be distributed to Participants as soon as practicable.

        10.2.  No interest shall accrue on or be payable with respect to the payroll deductions or credited cash dividends or a Participant in the Plan.

11.   ADMINISTRATION

        The Plan shall be administered by the Committee, and the Committee may select a third party administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The determination of the Committee on any matters relating to the Plan shall be final, binding and conclusive. The Company will pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

        The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a sub-plan and not in the Plan. The Committee may also adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and shall be deemed to be outside the scope of Section 423 of the Code unless the terms of the sub-plan provide to the contrary. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. The Committee shall not be required to obtain the approval of stockholders prior to the adoption, amendment or termination of any sub-plan unless required by the laws of the foreign jurisdiction in which Eligible Employees participating in the sub-plan are located.

12.   NO TRANSFERABILITY

        Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw funds in accordance with Section 9.

13.   USE OF FUNDS

        All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

14.   EFFECT OF CERTAIN CHANGES

        In the event of any recapitalization, merger, consolidation, reorganization, stock dividend, stock split, reverse stock split, combination or exchange of shares, repurchase of shares, distribution of cash or property (other than a regular cash dividend) spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, the Committee in its sole discretion shall determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been granted under options, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised.

15.   TERMINATION OR AMENDMENT

        The Board may at any time terminate, suspend or amend the Plan as it shall deem advisable. No such termination may adversely affect options previously granted without the consent of affected Participants. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with applicable law, including the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Common Stock is traded).

16.   NO EMPLOYMENT RIGHTS

        Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of any Participant at any time for any reason.

17.   REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

        17.1.  This Plan and the right of all persons claiming an interest hereunder shall be construed and determined in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

        17.2.  The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable Federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

18.   WITHHOLDING OF TAXES

        If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any shares of Common Stock issued to such Participant pursuant to the Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within five (5) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts, if any, which the Company informs the Participant the Company is required to withhold.

19.   MISCELLANEOUS

        19.1.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

        19.2.  As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        19.3.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

20.   EFFECTIVE DATE; APPROVAL OF STOCKHOLDERS

        The Plan is effective as of May 8, 2006. The Plan shall be submitted to the stockholders of the Company for approval within twelve (12) months after the date the Plan is adopted by the Board. The Plan is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval shall render the Plan and all outstanding options issued thereunder null and void and of no effect.

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000000000.000000 ext

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on July 31, 2008.

Vote by Internet

• Log on to the Internet and go to

www.investorvote.com/THQI

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1.	To elect each of the following nominees as a director of the Company to serve until the next annual meeting and until his successor is elected and qualified (the “Election of Directors”):

	For	Withhold

01 - Brian J. Farrell	☐	☐

02 - Lawrence Burstein	☐	☐

03 - Henry T. DeNero	☐	☐

04 - Brian P. Dougherty	☐	☐

05 - Jeffrey W. Griffiths	☐	☐

06 - Gary E. Rieschel	☐	☐

07 - James L. Whims	☐	☐

		For	Against	Abstain
2.	APPROVAL OF AN AMENDMENT TO THE THQ INC. 2006 LONG-TERM INCENTIVE PLAN: To increase the number of shares that will be available for issuance by 5.5 million shares.	☐	☐	☐

3.	APPROVAL OF AN AMENDMENT TO THE THQ INC. EMPLOYEE STOCK PURCHASE PLAN: To increase the number of shares of common stock reserved for issuance by 500,000.	☐	☐	☐

4.

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2009.

		☐	☐	☐

5.	For the proxies, in their discretion, to vote upon such other matters as may properly come before the Annual Meeting.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890	JNT	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

1UPX	0184751

<STOCK#>             00X5HB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — THQ Inc.

2008 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints and constitutes Brian J. Farrell and Colin L. Slade, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote all the shares of Common Stock of THQ Inc. (the “Company”) standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Thursday, July 31, 2008 at The Hyatt Westlake Plaza, Playa del Sol Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361 at 9:00 a.m., Pacific Time and any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as stated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder.  If no direction is made, this proxy will be voted: FOR the election of the nominees listed above under Election of Directors, FOR the approval of an amendment to the THQ Inc. 2006 Long-Term Incentive Plan, FOR the approval of an amendment to the THQ Inc. Employee Stock Purchase Plan, and FOR the ratification of the Independent Registered Public Accounting Firm; and the proxies will vote in their discretion, upon such other matters as may properly come before the Annual Meeting.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT.

B    Non-Voting Items

Change of Address — Please print new address below.

C    Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the stockholder name(s) appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the authorized officer.  If a partnership or limited liability company, or any other entity, please sign in such entity’s name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

QuickLinks

JULY 1, 2008
Important Notice Regarding the Availability of Proxy Materials for THQ's 2008 Annual Meeting of Stockholders to be Held on July 31, 2008
THQ's Proxy Statement and Fiscal 2008 Annual Report on Form 10-K are available at http://investor.thq.com
TABLE OF CONTENTS
PROXY STATEMENT dated July 1, 2008 for THQ's 2008 Annual Meeting of Stockholders to be Held on July 31, 2008
INFORMATION ABOUT THE 2008 ANNUAL MEETING OF STOCKHOLDERS
WHY DID WE SEND YOU THIS PROXY STATEMENT?
TIME, DATE AND PLACE OF THE ANNUAL MEETING
WHAT AM I VOTING ON?
WHY ARE YOU AMENDING THE LONG-TERM INCENTIVE PLAN?
WHY ARE YOU AMENDING THE EMPLOYEE STOCK PURCHASE PLAN?
WHO CAN VOTE?
HOW MANY VOTES DO I HAVE?
HOW MANY VOTES ARE REQUIRED TO CONDUCT THE MEETING?
HOW DO I VOTE IN PERSON?
HOW DO I VOTE BY PROXY?
CAN I REVOKE MY PROXY?
WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A "STREET NAME" HOLDER?
HOW WILL MY SHARES BE VOTED IF THEY ARE HELD IN STREET NAME?
WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?
WHO WILL COUNT THE VOTE?
WILL ANYTHING ELSE BE VOTED ON AT THE ANNUAL MEETING?
WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?
COSTS OF SOLICITING THESE PROXIES
PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
RELATED PARTY TRANSACTIONS
CHARTERS AND CODES OF ETHICS
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRINCIPAL STOCKHOLDERS
BENEFICIAL OWNERSHIP OF MANAGEMENT
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS IN FISCAL 2008
OUTSTANDING EQUITY AWARDS AS OF MARCH 31, 2008
OPTION EXERCISES AND STOCK VESTED
NON-QUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DELIVERY OF ANNUAL MEETING MATERIALS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NUMBER 2 APPROVAL OF AN AMENDMENT TO THE THQ INC. 2006 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES THAT WILL BE AVAILABLE FOR ISSUANCE
INTRODUCTION
REASONS FOR AMENDMENT
SUMMARY OF LTIP
REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NUMBER 2.
UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR PROPOSAL NUMBER 2.
PROPOSAL NUMBER 3 APPROVAL OF AN AMENDMENT TO THE THQ INC. EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE
INTRODUCTION
REASONS FOR AMENDMENT
SUMMARY OF THE ESPP
REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NUMBER 3.
UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR PROPOSAL NUMBER 3.
PROPOSAL NUMBER 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INFORMATION ABOUT DELOITTE & TOUCHE LLP
FEES PAID TO DELOITTE & TOUCHE LLP
SERVICES PROVIDED BY DELOITTE & TOUCHE LLP
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NUMBER 4.
UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR PROPOSAL NUMBER 4.
STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING
OTHER BUSINESS
PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY
EXHIBIT A THQ INC. 2006 LONG-TERM INCENTIVE PLAN
THQ INC. 2006 LONG-TERM INCENTIVE PLAN (Amended and Restated as of the following dates: December 2, 2006, January 25, 2007 and May 13, 2008) (Adopted in May 2006 and Approved by Stockholders in July 2006)
EXHIBIT B THQ INC. EMPLOYEE STOCK PURCHASE PLAN
THQ INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN